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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                               SYSCO CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                  [SYSCO LOGO]

                               SYSCO CORPORATION
                              1390 ENCLAVE PARKWAY
                           HOUSTON, TEXAS 77077-2099

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 12, 2004

To the Stockholders of Sysco Corporation:

     The Annual Meeting of Stockholders of Sysco Corporation, a Delaware corporation, will be held on Friday, November 12, 2004 at 10:00 a.m. at The Omni Houston Hotel located at Four Riverway, Houston, Texas 77056, for the following purposes:

          1. To elect four directors;

          2. To ratify the appointment of Ernst & Young LLP as SYSCO's independent accountants for fiscal 2005;

          3. To approve the 2004 Stock Option Plan;

          4. To approve the payment of compensation to certain executive officers pursuant to the 2004 Long-Term Incentive Cash Plan so that the deductibility of such compensation will not be limited by
             Section 162(m) of the Internal Revenue Code;

          5. To consider a shareholder proposal requesting that the Board review the Company's policies for food products containing genetically engineered ingredients and report to shareholders within six months; and

          6. To transact any other business as may properly be brought before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on September 14, 2004 will be entitled to receive notice of and to vote at the Annual Meeting. You may inspect a list of stockholders of record at the Company's offices during regular business hours during the 10-day period before the Annual Meeting. You may also inspect this list at the Annual Meeting.

     We hope you will be able to attend the Annual Meeting in person. Whether or not you plan to attend in person, we urge you to promptly vote your shares by telephone, by the Internet or by returning the enclosed proxy card in order that your vote may be cast at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ RICHARD J. SCHNIEDERS
                                          Richard J. Schnieders
                                          Chairman of the Board and
                                            Chief Executive Officer

September 27, 2004

                               SYSCO CORPORATION
                              1390 ENCLAVE PARKWAY
                           HOUSTON, TEXAS 77077-2099

                                PROXY STATEMENT

                      2004 ANNUAL MEETING OF STOCKHOLDERS

                                                              September 27, 2004

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

     Our Annual Meeting will be held on Friday, November 12, 2004, at 10:00 a.m. at The Omni Houston Hotel located at Four Riverway, Houston, Texas 77056.

INFORMATION ABOUT THIS PROXY STATEMENT

     We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. We began mailing these proxy materials to stockholders on or about September 27, 2004.

WHO CAN VOTE

     You can vote at the Annual Meeting if you owned shares at the close of business on September 14, 2004. You are entitled to one vote for each share you owned on that date on each matter presented at the Annual Meeting.

     On September 14, 2004, there were 639,006,420 shares of Common Stock outstanding. All of our directors, director nominees and executive officers (27 persons) owned an aggregate of 2,817,934 shares, which was less than 1% of our outstanding stock as of September 14, 2004. We expect that these individuals will vote their shares in favor of electing the four nominees named below, for ratification of the appointment of the independent accountants, for approving the 2004 Stock Option Plan, for approving compensation payments to certain executive officers under the 2004 Long-Term Incentive Cash Plan, and against the shareholder proposal.

HOW TO VOTE

     You may vote your shares as follows:

     - in person at the Annual Meeting;

     - by telephone (see the enclosed proxy card for instructions);

     - by Internet (see the enclosed proxy card for instructions); or

     - by mail by signing, dating and mailing the enclosed proxy card.

     If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for director, and you may abstain or specify whether your shares should be voted for or against the ratification of the appointment of the independent accountants, for or against the 2004 Stock Option Plan, for or against payment of compensation to certain executive officers under the 2004 Long-Term Incentive Cash Plan, and for or against the shareholder proposal.

     If you sign and return your proxy card without indicating your voting instructions, your shares will be voted FOR the election of the four nominees for director, FOR the ratification of the appointment of Ernst & Young as independent accountants for fiscal 2005, FOR the 2004 Stock Option Plan, FOR the payment of compensation to certain executive officers under the 2004 Long-Term Incentive Cash Plan and AGAINST the shareholder proposal.

     If your shares are not registered in your own name and you plan to attend the Annual Meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a proxy executed in your favor and bring it to the Annual Meeting in order to vote.

HOW TO REVOKE OR CHANGE YOUR VOTE

     You may revoke or change your proxy at any time before it is exercised by:

     - delivering written notice of revocation to SYSCO's Corporate Secretary in time for him to receive it before the Annual Meeting;

     - voting again by telephone, Internet or mail; or

     - voting in person at the Annual Meeting.

     The last vote that we receive from you will be the vote that is counted.

BROKER NON-VOTES

     A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner. New York Stock Exchange rules permit brokers to vote on proposals 1, 2 and 4; however, brokers may not vote on proposals 3 or 5 without your instruction.

QUORUM REQUIREMENT

     A quorum is necessary to hold a valid meeting. A quorum will exist if the holders of at least 35% of all the shares entitled to vote at the meeting are present in person or by proxy. Abstentions and broker non-votes are counted as present for establishing a quorum.

VOTES NECESSARY FOR ACTION TO BE TAKEN

     Four directors will be elected at the meeting by a plurality of all the votes cast at the meeting, meaning that the four nominees in Class III with the most votes will be elected. The affirmative vote of a majority of all of the votes cast is required to approve the ratification of the appointment of the independent accountants, the 2004 Stock Option Plan, the payment of compensation to certain executive officers under the 2004 Long-Term Incentive Cash Plan, and the shareholder proposal. In addition, NYSE rules require that at least 50% of the shares outstanding on September 14, 2004 actually cast a vote (either for, against or abstain) with respect to the proposal to approve the 2004 Stock Option Plan. Broker non-votes are not votes "cast" for this purpose. Abstentions are not counted for purposes of the election of directors, but will have the effect of a vote "against" the other proposals. Broker non-votes will have no effect on the election of directors and will be disregarded with respect to all other proposals.

WHO WILL COUNT VOTES

     We will appoint one or more Inspectors of Election who will determine the number of shares outstanding, the voting power of each, the number of shares represented at the Annual Meeting, the existence of a quorum and whether or not the proxies and ballots are valid and effective.

     The Inspectors of Election will determine, and retain for a reasonable period a record of the disposition of, any challenges and questions arising in connection with the right to vote and will count all votes and ballots cast for and against and any abstentions with respect to all proposals and will determine the results of each vote.

COST OF PROXY SOLICITATION

     We will pay the cost of solicitation of proxies including preparing, printing and mailing this proxy statement. We will authorize banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of proxy materials and will reimburse them for their costs in sending the materials.

     We have retained Georgeson Shareholder to help us solicit proxies from these entities and certain individual stockholders, in writing or by telephone, at an estimated fee of $11,000 plus reimbursement for their out-of-pocket expenses.

RECEIVING PROXY MATERIALS ON THE INTERNET

     Registered stockholders may sign up on the Internet to receive future proxy materials and other stockholder communications on the Internet instead of by mail. This will reduce our printing and postage costs. In order to receive the communications electronically, you must have an e-mail account, access to the Internet through an Internet service provider and a web browser that supports secure connections. You can access the Internet site at www.econsent.com/syy for additional information and to sign up. You will be asked to enter the number of your stock account with our transfer agent, EquiServe Trust Company, N.A. That number is shown on dividend checks, on stock certificates and on your proxy card. After you have provided identification and transmitted your e-mail address, the transfer agent will send you an e-mail message confirming your acceptance of electronic stockholder communications.

     When proxy materials for next year's Annual Meeting are ready for distribution, those who have accepted electronic receipt will receive e-mail notice of their Control Numbers and the Internet site for viewing proxy materials and for voting. Acceptance of electronic receipt will remain in effect until it is withdrawn. You can withdraw your consent or change your e-mail address by following the procedures at the above-referenced Internet site.

     Many brokerage firms and banks are also offering electronic proxy materials to their clients. If you are a beneficial owner of SYSCO stock that is held for you by a broker or bank, you should contact that broker or bank to find out whether this service is available to you.

OTHER MATTERS

     We do not know of any matter that will be presented at the Annual Meeting other than the election of directors and the proposals discussed in this proxy statement. However, if any other matter is properly presented at the Annual Meeting, your proxies will act on such matter in their best judgment.

ANNUAL REPORT

     A copy of our 2004 Annual Report to Shareholders is being mailed with this proxy statement. We will furnish a copy of our Annual Report on Form 10-K for fiscal 2004, without exhibits and as filed with the SEC, without charge upon your written request if you are a record or beneficial owner of Common Stock whose proxy we are soliciting in connection with the Annual Meeting. Please address requests for a copy of the Annual Report on Form 10-K to the Investor Relations Department, SYSCO Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099. The Annual Report on Form 10-K is also available on our website under "SEC Filings" at www.sysco.com/investor/investor.html.

                             ELECTION OF DIRECTORS
                          ITEM NO. 1 ON THE PROXY CARD

     The Board of Directors currently consists of 12 members divided into three classes of four directors each. The directors in each class serve for a three-year term. A different class is elected each year to succeed the directors whose terms are expiring. Frank H. Richardson, whose term expires at this year's annual meeting, has declined to stand for re-election. John M. Cassaday has been nominated in his place.

     The Board of Directors has nominated the following four persons for election as directors in Class III to serve for three-year terms or until their successors are elected and qualified:

     - Colin G. Campbell

     - John M. Cassaday

     - John K. Stubblefield, Jr.

     - Jackie M. Ward

     All of the nominees, other than Mr. Cassaday, are currently serving as directors of SYSCO. All of the nominees have consented to serve if elected. Although management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as a director at the time of the election, the proxies will vote for any nominee who is designated by the present Board of Directors to fill the vacancy.

     Set forth below is biographical information for each nominee for election as a director at the 2004 Annual Meeting:

     Colin G. Campbell, 68, has served as a director of SYSCO since 1989. Mr. Campbell is Chairman, President and Chief Executive Officer of the Colonial Williamsburg Foundation, a private operating foundation. He also serves as a director of Pitney Bowes Inc. and Rockefeller Financial Services, Inc. From 1988 to 2000, Mr. Campbell served as the President of Rockefeller Brothers Fund. Mr. Campbell is Chairman of the Corporate Governance and Nominating Committee and is also a member of the Audit Committee and Executive Committee.

     John M. Cassaday, 51, is president and chief executive officer of Corus Entertainment, Inc., a position he has held since September 1999. He is also a director of Corus. Mr. Cassaday also serves as a director of Loblaw Companies Limited, Masonite International Corporation and Manulife Financial Corporation.

     John K. Stubblefield, Jr., 58, has served as a director of SYSCO since January 2003. Mr. Stubblefield is Executive Vice President, Finance and Administration of SYSCO, a position he has held since January 2000. He served as Senior Vice President, Finance and Administration from 1998 to January 2000 and as Senior Vice President, Controller and Chief Financial Officer from 1994 to 1998. He served as Vice President and Controller from 1992 to 1993 and as Senior Vice President and Controller from 1993 to 1994. He served as Vice President of Finance of Nobel/SYSCO Food Services Company from 1986 to 1992 and as Controller of SYSCO's Houston subsidiary from 1984 until 1986. Mr. Stubblefield is a member of the Employee Benefits Committee.

     Jackie M. Ward, 66, has served as a director of SYSCO since September 2001. Ms. Ward is an Outside Managing Director of Intec Telecom Systems PLC. In 1968, Ms. Ward founded, and later served as Chairman, President and Chief Executive Officer of, Computer Generation Incorporated, which was acquired by Intec Telecom in December 2000. Ms. Ward is also a director of Bank of America, Equifax Inc., Flowers Foods, Inc., Sanmina-SCI Corporation and Anthem, Inc. Ms. Ward is a member of the Audit Committee and Compensation and Stock Option Committee.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

     The following Class I directors are serving terms that expire in 2005:

     Judith B. Craven, M.D., 58, has served as a director of SYSCO since 1996. Dr. Craven served as President of the United Way of the Texas Gulf Coast from 1992 until her retirement in September 1998. Dr. Craven is also a director of Belo Corporation, Luby's Cafeterias, Inc., Sun America Funds and VALIC. She is also a Regent for the University of Texas. Dr. Craven is a member of the Corporate Governance and Nominating Committee and Finance Committee.

     Richard G. Merrill, 73, has served as a director of SYSCO since 1983. Currently retired, he formerly served as Executive Vice President of The Prudential Insurance Company of America. Mr. Merrill is also a director of W.R. Berkley Corporation. Mr. Merrill is Chairman of the Compensation and Stock Option

Committee and is also a member of the Audit Committee and Executive Committee. Mr. Merrill has been selected to preside at executive sessions of the non-management directors during fiscal 2005.

     Phyllis S. Sewell, 73, has served as a director of SYSCO since 1991. Currently retired, she formerly served as Senior Vice President of Federated Department Stores, Inc. Mrs. Sewell is a member of the Compensation and Stock Option Committee and Corporate Governance and Nominating Committee.

     Richard G. Tilghman, 64, has served as a director of SYSCO since November 2002. Mr. Tilghman served as Vice Chairman and Director of SunTrust Banks from 1999 until his retirement in 2000. He served as Chairman and Chief Executive Officer of Crestar Financial Corporation, a bank holding company, from 1986 until 1999. Mr. Tilghman serves as a director of Chesapeake Corporation. Mr. Tilghman is Chairman of the Audit Committee and is also a member of the Compensation and Stock Option Committee.

     The following Class II directors are serving terms that expire in 2006:

     Jonathan Golden, 67, has served as a director of SYSCO since 1984. Mr. Golden is a partner of Arnall Golden Gregory LLP, counsel to SYSCO. Mr. Golden also serves as a director of PRG-Schultz International, Inc. Mr. Golden is a member of the Executive Committee and Finance Committee.

     Joseph A. Hafner, Jr., 59, has served as a director of SYSCO since November 2003. He is president and chief executive officer of Riviana Foods, Inc., a position he has held since 1984. He is also a director of Riviana. Mr. Hafner is a member of the Audit Committee and Finance Committee.

     Thomas E. Lankford, 57, has served as a director of SYSCO since July 2000. Mr. Lankford is President and Chief Operating Officer of SYSCO, a position he has held since January 2003. Mr. Lankford served as Executive Vice President from July 2000 through December 2002 and as President, Foodservice Operations, North America, from January 2002 through December 2002. He served as Executive Vice President of Merchandising and Multi-Unit Sales from 1999 until July 2000 and as Senior Vice President of Operations -- Northeast Region from 1995 until 1999. Mr. Lankford served as President of Lankford-Sysco Food Services, LLC from 1981 until 1995. Mr. Lankford is a member of the Executive Committee, Finance Committee and Employee Benefits Committee.

     Richard J. Schnieders, 56, has served as a director of SYSCO since 1997. Mr. Schnieders is Chairman and Chief Executive Officer of SYSCO, a position he has held since January 2003. Mr. Schnieders served as President from July 2000 through December 2002 and as Chief Operating Officer from January 2000 through December 2002. Mr. Schnieders served as Executive Vice President, Foodservice Operations from January 1999 to July 2000 and as Senior Vice President, Merchandising Services and Multi-Unit Sales from 1997 until January 1999. From 1992 until 1997, he served as Senior Vice President, Merchandising Services. From 1988 until 1992, Mr. Schnieders served as President and Chief Executive Officer of Hardin's-Sysco Food Services, LLC. He has been employed by SYSCO since 1982. Mr. Schnieders also serves as a director of Aviall, Inc. Mr. Schnieders is a member of the Executive Committee, Finance Committee and Employee Benefits Committee.

     Unless otherwise noted, the persons named above have been engaged in the principal occupations shown for the past five years or longer.

DIRECTOR COMPENSATION

  Fees

     We pay non-employee directors who serve as committee chairpersons $65,000 per year and all other non-employee directors $60,000 per year plus reimbursement of expenses for all services as a director, including committee participation or special assignments. In addition to the annual retainer, non-employee directors receive the following fees for attendance at meetings:

     - For committee meetings held in conjunction with regular Board meetings, committee chairmen who attend in person (or who participate by telephone because of illness or the inability to travel) will receive $1,500 and committee members who attend in person (or who participate by telephone because of illness or the inability to travel) will receive $1,000;

     - For special committee meetings (not held in conjunction with regular Board meetings), committee chairmen who attend in person or who participate by telephone will receive $1,500 and committee members who attend in person or who participate by telephone will receive $1,000; and

     - For special Board meetings, all non-employee directors who attend in person or who participate by telephone will receive $1,000.

  Directors Deferred Compensation Plan

     Non-employee directors may defer all or a portion of their annual retainer and meeting attendance fees under the Directors Deferred Compensation Plan. Non-employee directors may choose from a variety of investment options, including Moody's Average Corporate Bond Yield plus 1%, with respect to amounts deferred. Such deferred amounts will be credited with investment gains or losses until the non-employee director's retirement from the Board or until the occurrence of certain other events. Dr. Craven, Mr. Golden, Mr. Hafner, Mr. Merrill, Mrs. Sewell and Ms. Ward elected to defer some or all of their annual compensation for 2004.

  Non-Employee Directors Stock Plan

     In May 1998, the Board of Directors adopted, and our stockholders subsequently approved, the SYSCO Non-Employee Directors Stock Plan. Certain amendments to the Plan were adopted by the Board in September 2001 and approved by our stockholders at the 2001 Annual Meeting. All historical data with respect to grants of stock options under our benefit plans contained in this Proxy Statement has been adjusted to reflect stock splits.

     Options. Under this Plan, non-employee directors are eligible to receive stock options if, for the immediately preceding fiscal year, we have achieved after-tax basic earnings per share of 10% over the previous year. The size of individual grants and vesting terms will be set by the Board at the time of grant.

     In fiscal 2004, we granted options to purchase an aggregate of 72,000 shares under this Plan to nine non-employee directors. These options have a weighted average exercise price of $32.48, vest ratably over a five-year period and expire ten years after the date of grant. In fiscal 2005 to date, we have granted options to purchase an aggregate of 72,000 shares to nine non-employee directors. These options have an exercise price of $32.88, vest ratably over a five-year period and expire seven years after the date of grant. Non-employee directors are eligible to participate in the Company's Equity Deferral Plan described on page 20.

     Elected Shares. This Plan also permits each non-employee director to elect to receive up to one-half of his or her annual retainer in Common Stock, in which case we will provide a matching grant of 50% of the number of shares received as a portion of the retainer. Mr. Campbell, Dr. Craven, Mr. Golden, Mr. Hafner, Mr. Merrill, Mr. Richardson, Mrs. Sewell, Mr. Tilghman and Ms. Ward made this election during fiscal 2004.

     Retainer Shares. In addition, as of the date of each year's annual meeting, each newly elected director who has not previously received a retainer award is granted a one-time retainer award of 4,000 shares. These shares vest in thirds every other year during a six-year period based on increases in earnings per share. Any retainer shares that have not vested as of the sixth anniversary of the date of grant are forfeited. Mr. Hafner received a retainer stock award of 4,000 shares on his election to the Board on November 7, 2003.

     No other compensation was paid for director services during the fiscal year ended July 3, 2004. See "Certain Relationships."

BOARD MEETINGS AND ATTENDANCE

     The Board of Directors held eight meetings during fiscal 2004 and all directors attended 75% or more of the aggregate of:

     - the total number of meetings of the Board of Directors, and

     - the total number of meetings held by all committees of the Board on which he or she served during fiscal 2004.

     It is the policy of the Board that all directors attend the Annual Meeting of Stockholders. In fiscal 2004, all directors except one attended the Annual Meeting.

COMMITTEES OF THE BOARD

     The following directors serve on the committees indicated:

                                                      COMPENSATION AND   CORPORATE GOVERNANCE
                                            AUDIT       STOCK OPTION        AND NOMINATING
NAME                                      COMMITTEE      COMMITTEE            COMMITTEE
----                                      ---------   ----------------   --------------------
Colin G. Campbell.......................      x                                   x*
Judith B. Craven........................                                          x
Joseph A. Hafner, Jr. ..................      x
Richard G. Merrill......................      x              x*
Frank H. Richardson**...................      x                                   x
Phyllis S. Sewell.......................                     x                    x
Richard G. Tilghman.....................      x*             x
Jackie M. Ward..........................      x              x

---------------

 * Chairman of the Committee

** Not seeking re-election

     The Audit Committee held 12 meetings during fiscal 2004. The function of the Audit Committee is to oversee and report to the Board with respect to various auditing and accounting matters, including the selection of our independent public accountants, the scope of the audit procedures, the nature of all audit and non-audit services to be performed, the fees to be paid to the independent public accountants, the performance of our independent public accountants and our accounting practices and policies.

     The Compensation and Stock Option Committee held five meetings during fiscal 2004. The function of the Compensation and Stock Option Committee is to determine the annual compensation of the Chief Executive Officer, to consider the annual compensation of executive officers and non-employee directors, and to oversee the administration of SYSCO's Management Incentive Plan, stock incentive and option plans, the 2004 Long-Term Incentive Cash Plan and other executive benefit plans.

     The Corporate Governance and Nominating Committee held five meetings during fiscal 2004. The function of the Corporate Governance and Nominating Committee is to propose directors, committee members and officers for election or reelection, to evaluate (in conjunction with the Compensation and Stock Option Committee) the performance of the Chief Executive Officer and Chief Operating Officer, to review the performance of the members of the Board and its committees, and to review and make recommendations regarding the organization and effectiveness of the Board and its committees, the establishment of corporate governance principles, the conduct of meetings, succession planning and SYSCO's governing documents.

     The Board of Directors also has a Finance Committee which held five meetings during fiscal 2004. The function of the Finance Committee is to assist the Board in satisfying its fiduciary responsibilities relating to financial performance and financial planning of the Company in pursuing its financial objectives. The Committee reviews policies regarding capital structure, dividends and liquidity; reviews risk assessment and risk management policies; reviews and recommends the sale or issuance of equity and certain debt securities; reviews acquisitions and financing alternatives; and establishes and monitors high-level investment and funding objectives and investment performance and funding of the Company's tax-qualified retirement and non-qualified benefit plans. The Finance Committee is chaired by Frank H. Richardson and its members include Dr. Craven, Mr. Golden, Mr. Hafner, Mr. Lankford and Mr. Schnieders.

     The Board of Directors also has an Employee Benefits Committee that oversees the maintenance and administration of the Corporation's employee stock purchase, welfare benefit, and tax-qualified retirement plans. Messrs. Lankford, Schnieders and Stubblefield serve as members of this Committee.

     The Board of Directors also has an Executive Committee which held one meeting during fiscal 2004. The Executive Committee is authorized to exercise all of the powers of the Board when necessary, to the extent permitted by applicable law. The Executive Committee is chaired by Mr. Schnieders and its members include Mr. Campbell, Mr. Golden, Mr. Lankford, Mr. Merrill and Mr. Richardson.

     Charters for the Audit Committee, the Compensation and Stock Option Committee, the Corporate Governance and Nominating Committee and the Finance Committee are available on the Company's website at www.sysco.com/investor/governance.html and are available in print by writing to the Investor Relations Department, SYSCO Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099. The Audit Committee Charter is also attached to this Proxy Statement as Appendix A.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Merrill, Mrs. Sewell, Mr. Tilghman and Ms. Ward each served on the Compensation and Stock Option Committee during fiscal 2004. During fiscal 2004, none of the members of the Committee was an officer or employee of SYSCO or any of its subsidiaries or served as an officer of any company with respect to which any executive officer of SYSCO served on such company's board of directors, and none had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, none of the members of the Committee are former employees of SYSCO or any of its subsidiaries.

                             CERTAIN RELATIONSHIPS

     Mr. Golden is the sole stockholder of Jonathan Golden, P.C., a partner in the law firm of Arnall Golden Gregory LLP, Atlanta, Georgia, counsel to SYSCO. We believe that the fees paid to this firm were fair and reasonable in view of the level and extent of services rendered.

                              CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES

     In fiscal 2003, the Board of Directors adopted the Sysco Corporation Corporate Governance Guidelines. These guidelines outline the functions of the Board, director qualifications and responsibilities, and various processes and procedures designed to ensure effective and responsive governance. These guidelines also outline considerations for determining qualification for membership to the Board such as diversity, age, skills, experience, time available and the number of other boards the member sits on in the context of the needs of the Board and the Company. The guidelines are reviewed from time to time in response to changing regulatory requirements and best practices and are revised accordingly. The guidelines were last revised in fiscal 2004. The full text of the guidelines can be found on our website at www.sysco.com/investor/governance.html and is available in print by writing to the Investor Relations Department, SYSCO Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099.

CODE OF BUSINESS CONDUCT

     All of our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, are required to comply with our long-standing Code of Business Conduct to help ensure that our business is conducted in accordance with the highest standards of moral and ethical behavior. Our Code of Business Conduct covers all areas of professional conduct, including customer relationships, equal opportunity, payment of gratuities and receipt of payments or gifts, competition and fair dealing, political contributions, antitrust, conflicts of interest, insider trading, financial disclosure, intellectual property and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees are required to report any violations or suspected violations of the Code and may do so by using SYSCO's ethics hotline. The Code includes an anti-retaliation statement. The full text of the Code of Business Conduct is published on our website at www.sysco.com/investor/governance.html and is available in print by writing to the Investor Relations Department, SYSCO Corporation, 1390 Enclave Parkway, Houston, Texas 77077-2099.

PRESIDING DIRECTOR; COMMUNICATING WITH THE BOARD

     The non-management directors meet in executive session without members of management present at every regular Board meeting. During fiscal 2004, the non-management directors held five executive sessions without the CEO or any other member of management present. Richard G. Merrill, chairman of the Compensation and Stock Option Committee, has been selected to preside at these executive sessions during fiscal 2005. In addition, beginning in fiscal 2005, the non-employee directors, other than Mr. Golden and any other director deemed not independent, will meet in executive session at least once a year.

     Interested parties may communicate with Mr. Merrill, the non-management directors as a group and the other members of the Board by confidential email. All emails will be delivered to the presiding director who will forward them as appropriate. The Board requests that certain items unrelated to the duties and responsibilities of the Board not be submitted, such as product inquiries and complaints, job inquiries, business solicitations and junk mail. The form to communicate by email is accessible in the corporate governance section of SYSCO's website at www.sysco.com/investor/contact__board.html.

DIRECTOR INDEPENDENCE

     Our Corporate Governance Guidelines require that at least a majority of our directors meet the criteria for independence established by the New York Stock Exchange for continued listing, and all other applicable legal requirements. Additionally, all members of the Audit Committee, Compensation and Stock Option Committee and Corporate Governance and Nominating Committee are required to be independent.

     Under New York Stock Exchange listing standards, to be considered independent, a director must be determined to have no material relationship with SYSCO other than as a director. The standards specify the criteria by which the independence of directors will be determined, including guidelines for directors and their immediate family members with respect to employment or affiliation with SYSCO or its independent public accountants.

     In addition to the NYSE's standards for independence, the Company's Corporate Governance Guidelines provide that the following relationships will not impair a director's independence: (i) if a SYSCO director is an executive officer of another company that does business with SYSCO and the annual sales to, or purchases from, SYSCO are less than two percent of the annual revenues of the company he or she serves as an executive officer; (ii) if a SYSCO director is an executive officer of another company which is indebted to SYSCO, or to which SYSCO is indebted, and the total amount of either company's indebtedness to the other is less than two percent of the total consolidated assets of the company he or she serves as an executive officer; and (iii) if a SYSCO director serves as an officer, director or trustee of a charitable organization, and SYSCO's discretionary charitable contributions to the organization are less than two percent of that organization's total annual charitable receipts (SYSCO's automatic matching of employee charitable contributions to higher education will not be included in the amount of SYSCO's contributions for this purpose).

     After reviewing all relevant relationships of the directors and director nominee, the Board of Directors has determined that Colin Campbell, John Cassaday, Judith Craven, Joseph Hafner, Richard Merrill, Frank Richardson Phyllis Sewell, Richard Tilghman and Jackie Ward are independent under the NYSE standards and the categorical standards set forth in the Corporate Governance Guidelines and described above. The Board has also determined that each member of the Audit Committee, Compensation and Stock Option Committee and Corporate Governance and Nominating Committee is independent.

NOMINATING COMMITTEE PROCEDURES

     In accordance with its Charter, the Corporate Governance and Nominating Committee will observe the following procedures in identifying and evaluating candidates for election to the Company's Board of Directors:

          1. In considering candidates for election to the Board, the Committee will determine the incumbent directors whose terms expire at the upcoming annual meeting and who wish to continue their service on the Board. The Committee will also identify and evaluate new candidates for election to the Board for the purpose of filling vacancies.

         - The Committee will solicit recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. Where such a search firm is engaged, the Committee shall set its fees and scope of engagement.

         - In making its selection, the Committee will also consider nominations made by stockholders in conformity with Section 8 of the Company's Bylaws. The Committee will evaluate candidates proposed by stockholders in conformity with Section 8 of the Company's Bylaws under the same criteria used to evaluate other candidates.

          2. As to all incumbent and new candidates that the Committee believes merit consideration, the Committee will --

         - cause to be assembled information concerning the background and qualifications of the candidate, including information required to be disclosed in the Company's proxy statement under the rules of the SEC or any other regulatory agency or exchange or trading system on which the Company's securities are listed, and any relationship between the candidate and the person or persons recommending the candidate;

         - determine if the candidate satisfies the qualifications required by the Company's Corporate Governance Guidelines of candidates for election as director as set forth under "Corporate Governance Guidelines" above;

         - determine if the candidate possesses qualities, experience or skills that the Committee has determined to be desirable;

         - consider the contribution that the candidate can be expected to make to the overall functioning of the Board;

         - consider the candidate's capacity to be an effective director in light of the time required by the candidate's primary occupation and service on other boards;

         - consider the extent to which the membership of the candidate on the Board will promote diversity among the directors; and

         - consider, with respect to an incumbent director, whether the director satisfactorily performed his or her duties as director during the preceding term, including attendance and participation at Board and Committee meetings, and other contributions as a director.

          3. In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate.

          4. Based on all available information and relevant considerations, the Committee will recommend to the full Board for nomination those candidates who, in the view of the Committee, are most suited for membership on the Board.

          5. The Committee shall maintain appropriate records regarding its process of identifying and evaluating candidates for election to the Board.

     Mr. Cassaday was initially recommended to the Corporate Governance and Nominating Committee by Heidrick & Struggles, a professional search firm engaged by the Committee to help recruit new directors. In the course of its engagement, Heidrick & Struggles identified and provided background information on Mr. Cassaday and other potential candidates.

     As indicated above, the Corporate Governance and Nominating Committee will consider candidates for director recommended by stockholders of the Company. The procedures for submitting stockholder recommendations are explained below under "Stockholder Proposals" beginning on page 46.

STOCK OWNERSHIP GUIDELINES

     The Corporate Governance Guidelines provide that after five years of service as a non-employee director, such individuals are expected to continuously own a minimum of 10,000 shares. All of the current directors other than Mr. Hafner beneficially held the requisite number of shares as of September 14, 2004. Mr. Hafner has served on the Board for less than one year. Mr. Cassaday does not currently own any shares of SYSCO Common Stock. Stock ownership guidelines applicable to executive officers are described on page 20.

                               EXECUTIVE OFFICERS

     The following persons currently serve as executive officers of SYSCO. Each person listed below has served as an officer of SYSCO and/or its subsidiaries for at least the past five years.

NAME                                        TITLE              SERVED IN POSITION SINCE   AGE
----                                        -----              ------------------------   ---
Larry J. Accardi*.............  Executive Vice President,                2000             55
                                Merchandising Services and
                                Multi-Unit Sales and
                                President, Specialty                     2002
                                Distribution
Kenneth J. Carrig.............  Senior Vice President,                   1999             47
                                Administration
G. Mitchell Elmer.............  Vice President and Controller            2000             45
James C. Graham...............  Senior Vice President,                   2000             54
                                Foodservice Operations
Michael W. Green..............  Senior Vice President,                   2004             45
                                Foodservice Operations
William Holden................  Senior Vice President,                   2003             59
                                Foodservice Operations
James E. Lankford.............  Senior Vice President,                   2000             51
                                Foodservice Operations
Thomas E. Lankford*...........  President and Chief Operating            2003             57
                                Officer
Gregory K. Marshall...........  Senior Vice President, SYSCO,            1984             57
                                and Chairman and CEO, The
                                SYGMA Network, Inc.
Michael C. Nichols............  Vice President, General                  1999             52
                                Counsel and
                                Corporate Secretary                      2002
Larry G. Pulliam..............  Senior Vice President,                   2002             48
                                Merchandising Services
Diane D. Sanders..............  Senior Vice President of                 2004             55
                                Finance and Treasurer                    1994
Richard J. Schnieders*........  Chairman and Chief Executive             2003             56
                                Officer
Stephen F. Smith..............  Senior Vice President,                   2002             54
                                Foodservice Operations
Bruce L. Soltis...............  Senior Vice President,                   2002             59
                                Canadian Foodservice
                                Operations
Kenneth F. Spitler*...........  Executive Vice President,                2003             55
                                Foodservice Operations
John K. Stubblefield, Jr.*....  Executive Vice President,                2000             58
                                Finance and Administration

---------------

* Named Executive Officer

                                STOCK OWNERSHIP

     The following table sets forth certain information with respect to the beneficial ownership of Company Common Stock, as of September 14, 2004, by (i) each director and director nominee, (ii) each Named Executive Officer (as hereinafter defined), and (iii) all directors, director nominees and executive officers as a group. Unless otherwise indicated, each stockholder identified in the table has sole voting and investment power with respect to his or her shares.

                           SHARES OF           SHARES OF             SHARES OF
                             COMMON          COMMON STOCK           COMMON STOCK        TOTAL SHARES OF             PERCENT OF
                             STOCK         OWNED BY SPOUSES,    UNDERLYING PRESENTLY      COMMON STOCK             OUTSTANDING
                         OWNED DIRECTLY   CHILDREN AND TRUSTS   EXERCISABLE OPTIONS    BENEFICIALLY OWNED             SHARES
                         --------------   -------------------   --------------------   ------------------       ------------------
Larry J. Accardi.......      147,595                  0                223,932               371,527                      *
Colin G. Campbell......       13,187              2,000                 49,600                64,787                      *
John M. Cassaday.......            0                  0                      0                     0                      *
Judith B. Craven.......       31,059                  0                 17,600                48,659                      *
Jonathan Golden........       35,058             18,500                 57,600               111,158                      *
Joseph A. Hafner,
  Jr. .................        4,000                  0                  1,600                 5,600                      *
Thomas E. Lankford.....      448,488             63,065                252,912               764,465                      *
Richard G. Merrill.....       26,050                  0                 57,600                83,650                      *
Frank H. Richardson....       48,935                  0                 65,600               114,535                      *
Richard J.
  Schnieders...........      294,241             61,604                214,000               569,845                      *
Phyllis S. Sewell......       25,811                  0                 53,600                79,411                      *
Kenneth F. Spitler.....       78,544             63,062                188,648               330,254                      *
John K. Stubblefield,
  Jr. .................      106,831                  0                229,000               335,831                      *
Richard G. Tilghman....        8,427              1,950                  4,800                15,177                      *
Jackie M. Ward.........       10,517                  0                  9,600                20,117                      *
All Directors, Director
  Nominees and
  Executive Officers as
  a Group (27
  Persons).............    2,817,934(1)(4)       268,366(2)          2,529,074(3)          5,615,374(1)(2)(3)(4)           *

---------------

 *  Less than 1% of outstanding shares.

(1) Includes an aggregate of 1,539,191 shares directly owned by the current executive officers other than the Named Executive Officers.

(2) Includes an aggregate of 58,185 shares owned by the spouses and/or dependent children of current executive officers other than the Named Executive Officers.

(3) Includes an aggregate of 1,102,982 shares of Common Stock underlying options that are presently exercisable or will become exercisable within 60 days after the date of this proxy statement held by current executive officers other than the Named Executive Officers.

(4) Does not include an aggregate of 5,582 shares that have been elected to be received by the non-employee directors in lieu of retainer fees during the first half of calendar 2004. Pursuant to the Non-Employee Directors Stock Plan, these shares will be issued on December 31, 2004 or within 60 days after a non-employee director ceases to be a director, whichever occurs first.

     The following table sets forth certain information with respect to each person or group known to us to be the beneficial owner of more than 5% of our Common Stock. We have relied solely upon information set forth in such holder's
Schedule 13G filed with the SEC on February 17, 2004.

NAME AND ADDRESS                      SHARES OF COMMON STOCK BENEFICIALLY OWNED   PERCENT OF CLASS
----------------                      -----------------------------------------   ----------------
FMR Corp.
82 Devonshire Street
Boston, MA 02109....................                  33,430,140*                      5.166%*

---------------

* As of December 31, 2003.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, our executive officers and directors and any persons holding more than ten percent (10%) of our Common Stock are required to file with the Securities and Exchange Commission and the New York Stock Exchange reports of initial ownership of our Common Stock and changes in ownership of such Common Stock. To our knowledge, no person beneficially owns more than 10% of our Common Stock. Copies of the Section 16 reports filed by our directors and executive officers are required to be furnished to us. Based solely on our review of the copies of the reports furnished to us, or written representations that no reports were required, we believe that, during fiscal 2004, all of our executive officers and directors complied with the Section 16(a) requirements, with the following exceptions:

     - Frank H. Richardson inadvertently filed a late Form 4 with respect to the purchase of 1,000 shares in March 2000. The Form 4 was filed on April 1, 2004.

     - James C. Graham inadvertently filed a late Form 4 with respect to the exercise of options on March 11, 2004. The Form 4 was filed on March 23, 2004.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information regarding equity compensation plans as of July 3, 2004.

                                                                                     NUMBER OF SECURITIES REMAINING
                        NUMBER OF SECURITIES TO BE                                   AVAILABLE FOR FUTURE ISSUANCE
                         ISSUED UPON EXERCISE OF       WEIGHTED-AVERAGE EXERCISE       UNDER EQUITY COMPENSATION
                           OUTSTANDING OPTIONS,      PRICE OF OUTSTANDING OPTIONS,    PLANS (EXCLUDING SECURITIES
                           WARRANTS AND RIGHTS            WARRANTS AND RIGHTS           REFLECTED IN COLUMN (A))
PLAN CATEGORY                      (A)                            (B)                             (C)
-------------           --------------------------   -----------------------------   ------------------------------
Equity compensation
  plans approved by
  security holders....          64,387,924(1)(2)                $26.73                         23,385,184(3)(4)
Equity compensation
  plans not approved
  by security
  holders.............                 -0-                         -0-                                -0-
       Total..........          64,387,924(1)(2)                $26.73                         23,385,184(3)(4)

---------------

(1) Does not include 229,688 shares of Common Stock subject to options that were assumed in connection with our acquisition of Guest Supply, Inc. in March 2001. These options have a weighted average exercise price per share of $13.19.

(2) Does not give effect to options to purchase approximately 8,632,750 shares of Common Stock granted in September 2004 under our 2000 Stock Incentive Plan at an exercise price per share of $32.19 and options to purchase 72,000 shares of Common Stock granted in September 2004 under the Non-Employee Directors Stock Plan at an exercise price per share of $32.88.

(3) Includes 9,358,820 shares of Common Stock issuable pursuant to our 2000 Stock Incentive Plan, 231,734 shares issuable pursuant to our Non-Employee Directors Stock Plan, 5,347,274 shares issuable under our 2000 Management Incentive Plan, and 8,447,356 shares issuable pursuant to our Employees' Stock Purchase Plan as of July 3, 2004. Does not reflect the issuance of options to purchase approximately 8,632,750 shares of Common Stock in September 2004 pursuant to our 2000 Stock Incentive Plan, the issuance of options to purchase 72,000 shares of Common Stock in September 2004 pursuant to our Non-Employee Directors Stock Plan, the issuance of 1,001,624 shares in August 2004 pursuant to the 2000 Management Incentive Plan, or the issuance of 417,059 shares in July 2004 pursuant to the 1974 Employees' Stock Purchase Plan.

(4) As of September 14, 2004, a total of 72,006,299 options remained outstanding under all of the Company's option plans. These options have a weighted average exercise price of $27.43 and an average remaining term of four years. If the 2004 Stock Option Plan is approved by stockholders, no additional shares will be issued under the 2000 Stock Incentive Plan. The remaining pool of available shares under the Company's option plans will include the shares authorized under the 2004 Stock Option Plan and 159,734 shares under the Non-Employee Directors Stock Plan. Additionally, there are 4,345,650 shares that remain available for grant under the 2000 Management Incentive Plan. Assuming that all remaining shares are paid out over the life of the 2000 Management Incentive Plan, approximately 2,897,100 will be issued in lieu of cash bonus payments at the election of the participants, and 1,448,550 will be issued as matching shares. There are also 8,030,297 shares remaining available for issuance under the 1974 Employees Stock Purchase Plan.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     This report documents the components of SYSCO's compensation programs for its executive officers and describes the basis on which fiscal 2004 compensation determinations were made with respect to the executive officers of SYSCO, including Mr. Schnieders, who has served as Chief Executive Officer since January 1, 2003. All fiscal 2004 compensation decisions with respect to base salaries, annual incentive compensation and option grants under stock option plans for our executive officers, including the CEO, were made by the Compensation and Stock Option Committee.

  Overall Executive Compensation Philosophy

     Since SYSCO became a publicly held corporation in 1970, we have directly linked the compensation of executive officers to SYSCO's performance. Specifically, the Committee has tied the level of SYSCO's executive compensation to increases in SYSCO's earnings per share and return on shareholders' equity. We have historically accomplished this through the following means:

     - A "pay-for-performance" orientation, with respect to compensation other than base salary, based upon a combination of SYSCO performance and operating company performance for corporate officers, and operating company performance for operating company senior management;

     - A significant portion of total cash compensation is at risk, i.e., linked to Company performance;

     - Base salaries generally at or below the 25th percentile of the range of base salaries payable to corporate officers of certain surveyed industrial corporations who have job content and/or responsibilities comparable to those of SYSCO's corporate officers;

     - Potentially significant annual incentive bonuses under SYSCO's management incentive plan; and

     - Long-term incentives primarily in the form of stock options and restricted shares in lieu of annual bonus.

     The factors and criteria upon which the determination of the fiscal 2004 compensation of the Chief Executive Officer were based were the same as those discussed below with respect to all executive officers, except as otherwise described below with respect to SYSCO's senior vice presidents of foodservice operations.

     In fiscal 2004, Mr. Schnieders earned a total compensation package equal to $5,358,865. This amount included (a) salary of $912,500; (b) base bonus of $2,788,500 (40% of which was paid in restricted stock, 20% of which was deferred, and 40% of which was paid in cash); (c) additional restricted matching shares valued at $557,700; (d) additional cash of $214,715 to cover the tax effect of the additional matching shares received; (e) a deferred match of $278,850; and (f) 90,000 options with a Black-Scholes grant date present value of $606,600. In 2004, the Company entered into a Severance Agreement with Mr. Schnieders as discussed below. Further information regarding these components is included below as well as in the tables that follow this report.

  Base Salaries

     We have established base salaries of our executive officers in the range of compensation payable to executive officers of U.S. industrial corporations without reference to specific SYSCO performance criteria. We reexamine this range of compensation from time to time through a survey of compensation practices by an independent compensation consultant across a broad cross-section of U.S. industrial corporations. The survey sample does not necessarily include those companies in the peer group included in the performance graph on page 27 due to the differing size, management responsibilities and organizational structures of those corporations relative to SYSCO. We last reviewed base salaries for the executive officers on November 7, 2003, and increases were made effective January 1, 2004. At that time, Mr. Schnieders' annual base salary was increased approximately 15% from $850,000 to $975,000. It has been our consistent practice to maintain the Chief Executive Officer's base salary at or below the 25th percentile of the range of base salaries payable to chief executive officers of the surveyed industrial corporations who have chief executive officers with job content and/or responsibilities comparable to those of SYSCO's Chief Executive Officer.

  Incentive Compensation

     Management Incentive Bonus

     SYSCO provides annual incentive compensation to all executive officers through the SYSCO Corporation Management Incentive Plan (the "MIP"). Participants in the MIP include all of SYSCO's corporate officers, including the executive officers, and senior management, generally the presidents and executive vice presidents, of SYSCO's operating companies. The MIP is designed to offer opportunities for compensation that is tied directly to our performance. In addition, the MIP is designed to foster significant equity ownership in SYSCO by the executive officers and all other participants in the MIP. MIP bonuses earned during the fiscal year are paid the following fiscal year.

     For executive officers other than senior vice presidents of foodservice operations, incentive bonuses earned in fiscal 2004 and paid in fiscal 2005 were calculated under the MIP in two parts. The first part was based on the overall performance of SYSCO and was based upon the percentage increase in earnings per share and the return on shareholders' equity. The MIP utilized a matrix based on these two factors to determine award levels, resulting in an award of 185.5% of base salary to each executive officer participating in this portion of the MIP. The second portion of the fiscal 2004 incentive bonus under the MIP for executive officers was based upon the number of SYSCO operating companies that achieved a target return on capital. This portion of the incentive bonus is paid only when the operating companies achieving the goals, in the aggregate, represent at least 50% of the total capital of all of SYSCO's operating companies, which was the case during fiscal 2004, resulting in an award of 100.5% of base salary to each executive officer participating in this portion of the MIP.

     For senior vice presidents of foodservice operations, a portion of their bonus was based upon the two-part calculation set forth above and a portion was based upon the aggregate financial results of those operating subsidiaries or divisions for which they were responsible, considered as one company. This portion is based upon the interplay between the aggregate percentage increase in pretax earnings of their supervised operations and the aggregate return on capital of their supervised operations, adjusted in certain instances for operating companies that are involved in SYSCO's facility expansion ("fold-out") program.

     For fiscal 2004, Mr. Schnieders earned a total base bonus of $2,788,500. Of this amount, $1,808,625 was based on earnings per share and return on shareholders' equity, and $979,875 was based on the number of operating companies achieving a target return on capital.

     Stock Election and Matching Grant

     In order to encourage significant equity ownership in SYSCO by its executive officers, the MIP provides that participants may voluntarily elect to receive up to 40% of their annual incentive bonus in the form of SYSCO Common Stock, based on a per-share price equal to the closing price on the New York Stock Exchange of SYSCO Common Stock on the last trading day of the fiscal year for which the MIP bonus is calculated. If such election is made, the participant is awarded additional matching shares on the basis of one additional share for each two shares received in accordance with the foregoing calculation. Restricted shares issued under the MIP are not transferable by the recipient for two years following receipt and are subject to certain repurchase rights on the part of SYSCO in the event of termination of employment other than by normal retirement or disability.

     Participants who elect to receive a portion of their bonus in Common Stock in lieu of cash and receive additional matching shares are entitled to receive additional cash equal to the product of:

     - the value of such matching shares received by the participant (based on the closing price of such shares on the last trading day of the fiscal year), and

     - the effective tax rate applicable to SYSCO.

     Mr. Schnieders elected to receive 40% of his fiscal 2004 base bonus in SYSCO Common Stock. In connection with this election, Mr. Schnieders received 32,051 shares valued at $1,115,380 in lieu of cash and a matching grant of 16,026 shares valued at $557,700. He also received a cash payment of $214,715 to offset the tax effect of the matching grant.

     Deferred Compensation Election

     MIP participants may defer up to 40% of their annual incentive bonus (without considering any election to receive a portion of the bonus in stock) under the Executive Deferred Compensation Plan ("EDCP"). MIP participants may also elect to defer all or a portion of their salary under the EDCP. MIP participants who defer may choose from a variety of investment options, including Moody's Average Corporate Bond Yield plus 1%, with respect to amounts deferred. Amounts deferred under the EDCP are generally payable upon death, disability, retirement or termination of employment pursuant to distribution elections made under the EDCP. Subject to certain limitations contained in the EDCP, participants may elect to withdraw their vested deferred account balances, less a 10% penalty, prior to a regular distribution event.

     For deferrals of up to 20% of the annual incentive bonus, the EDCP provides for SYSCO to credit the participant's deferred compensation account in an amount equal to 50% of the amount deferred. This matching credit and cumulative earnings, which accrue interest at a rate equal to Moody's Average Corporate Bond Yield plus 1%, vest upon the earliest to occur of:

     - the 10th anniversary of the date the matching payment is credited to the participant's account;

     - the participant's reaching age 60;

     - the death or permanent disability of the participant; or

     - a change in control of SYSCO.

     Mr. Schnieders deferred 20% of his fiscal 2004 base bonus ($557,700) and received a matching deferred compensation account credit of $278,850.

     Stock Options

     It has been the general practice of the Committee to consider issuing options on a performance basis; that is, only in years when participants in the MIP have earned a bonus under the MIP. It is the current intention of the Committee to continue this practice, although it is not required by the terms of the current or proposed option plan. The Committee has not historically considered the current number of outstanding options held by an individual when making its grant decisions.

     2000 Stock Incentive Plan. The Committee administers the 2000 Stock Incentive Plan. Although the plan authorizes the grant of a variety of awards such as restricted shares and stock appreciation rights, no awards other than stock options have been granted under the plan to date. The plan provides that in the event of a change in control, all outstanding options would vest and become fully exercisable.

     During fiscal 2004, SYSCO granted options to purchase an aggregate of 13,344,746 shares of its Common Stock to approximately 4,350 employees, including the 17 executive officers named on page 12, under the 2000 Stock Incentive Plan. Of the total options granted in fiscal 2004, an aggregate of 796,000 options (approximately 6% of all options granted) were granted to the executive officers. Options granted to the Named Executive Officers represented approximately 3% of all options granted. Also included in the total number of options granted in fiscal 2004 are options to purchase an aggregate of 2,482,000 shares granted to 2,358 non-executive employees based on years of service ("CARES Shares"). Options granted in fiscal 2004 have a weighted average exercise price of $31.77, vest ratably over a five-year period and have a ten-year term.

     During fiscal 2005 to date, a total of 8,632,750 options have been granted to approximately 4,500 employees, including the executive officers, under the 2000 Stock Incentive Plan. Of the total options granted in fiscal 2005, an aggregate of 547,000 options (approximately 6% of all options granted) were granted to the executive officers and 2,787,000 were granted as CARES Shares to 2,744 non-executive employees based on years of service. Options granted to the Named Executive Officers represented approximately 3% of all options granted. Except for options granted to first-time MIP participants, all of the options granted in fiscal 2005 have an exercise price of $32.19, vest ratably over a five-year period and have a seven-year term. Options granted to first-time MIP participants have an exercise price of $32.19, vest ratably over a three-year period and have a seven-year term. As of September 14, 2004, there were 1,101,889 shares remaining available for grant under the 2000 Stock Incentive Plan. If the 2004 Stock Option Plan is approved by stockholders, no additional shares will be issued under the 2000 Plan.

     During fiscal 2004, Mr. Schnieders received option grants to purchase 90,000 shares at an exercise price of $31.75 per share. These options have a Black-Scholes grant date present value of $606,600. During fiscal 2005 to date, Mr. Schnieders has also received an option grant to purchase 85,000 shares at an exercise price of $32.19 per share. These options have a Black-Scholes grant date present value of $603,500.

     2004 Stock Option Plan. At the 2004 Annual Meeting, stockholders will be asked to consider the proposed 2004 Stock Option Plan. Key features of the proposed Plan are as follows:

     - All employees are eligible to participate in the proposed Plan. It is a three-year plan with a 23.5 million share authorization. The Company's past stock plans have been for longer duration and authorized more shares.

     - The Plan limits the number of shares that may be issued in any given year to 1.5% of common shares outstanding on the first day of the fiscal year in which the grant is made. This represents a reduction in the Company's prior share utilization rate.

     - The Plan limits the number of options that may be granted to any named executive officer in any given year to 200,000.

     - Only stock options and dividend equivalents will be offered under the proposed Plan; restricted stock is not authorized to be issued under the proposed Plan. Although the 2000 Plan authorizes the issuance of restricted stock, none has ever been issued under that plan. Restricted stock grants can only be issued under the Management Incentive Plan if the participant elects to receive a portion of his or her annual bonus in stock (see page 17).

     - The Plan prohibits repricing, discounted stock options, reload stock options and material changes without stockholder approval. The Company has never repriced outstanding options under any plan, nor has it ever issued discounted stock options or allowed reload stock options. The Company has also never made material changes to its plans without stockholder approval.

     - The Plan will be administered by the Compensation and Stock Option Committee, which is comprised solely of independent, non-employee directors.

     - Options will have a maximum term of seven years and will be subject to a minimum ratable vesting period of three years. Options granted under prior plans had a 10-year term.

     - Shares which are cancelled or forfeited from prior plans will not be again available for grant under the proposed Plan.

     Additional information regarding the proposed 2004 Stock Option Plan can be found on pages 30 through 39.

     Long-Term Incentive Cash Plan

     In September 2004, the Committee recommended and the Board approved the SYSCO Corporation 2004 Long-Term Incentive Cash Plan (the "LTICP") pursuant to which the executive officers and other key employees have the opportunity to receive cash incentive payments based on a performance measurement period of at least three years. At the beginning of each performance period, participants may be granted a number of performance units, the value of which is established at that time by the Committee. A participant's cash incentive payments under the LTICP are based the number of performance units granted to the participant, the value of the participant's performance units, and a percentage (established by the Committee) that correlates to the level of performance that is achieved under performance criteria set by the Committee. The performance criteria set by the Committee for the three-year period ending June 30, 2007 are based on the participant's supervised operations with respect to the following: (i) for operating company participants, the average increase in the supervised operations' operating pre-tax earnings over the performance period, and (ii) for corporate participants, the average increase in SYSCO's net after-tax earnings per share over the performance period. The Committee believes that the design of the LTICP focuses the Company's executive officers and other key employees on SYSCO's long-term financial success. The LTICP also reduces the use of option grants and thus their dilutive effect.

     In connection with approving the Plan, the Committee also approved grants of performance units under the Plan that will result in a maximum aggregate payout after the end of the three-year performance period that includes fiscal years 2005 through 2007 of $23,454,375. Mr. Schnieders' grant with respect to the 2005 through 2007 performance period has a maximum potential value of $4,147,500.

     The Committee believes that the compensation payable under the LTICP to the Chief Executive Officer and the other four most highly compensated executive officers of SYSCO and its subsidiaries as of the end of the last fiscal year of the performance period with respect to which such compensation would be paid (collectively, the "162(m) Officers") will qualify for the "performance-based compensation" exception to the deductibility limitations of Section 162(m) of the Code (as defined below) if stockholder approval of such payments is obtained. The payment of compensation to 162(m) Officers pursuant to the LTICP is being submitted to stockholders for approval at the 2004 Annual Meeting. If stockholder approval is obtained with respect to such payments, the Company intends to make payments under the LTICP to 162(m) Officers. If stockholder approval is not obtained, however, no compensation will be paid under the LTICP to 162(m) Officers. Additional compensation plans for such officers may or may not be approved. Each grantee of performance units under the LTICP who at this time could reasonably be expected to be a 162(m) Officer at the end of the 2005 through 2007 performance period has agreed to waive any right to a payment under the LTICP if (i) stockholder approval is not obtained and (ii) such grantee is a 162(m) Officer.

     Additional information regarding the 2004 Long-Term Incentive Cash Plan can be found on pages 40 through 43.

     Other Benefits

     Executive officers also participate in SYSCO's regular employee benefit programs, which include a pension plan, a 401(k) plan, group medical and dental coverage, group life insurance and other group benefit plans. Executive officers are also provided with additional life insurance benefits, as well as long-term disability coverage. Further details with respect to SYSCO's tax-qualified pension plan are provided on pages 25 and 26.

     In addition, MIP participants are provided with a Supplemental Executive Retirement Plan (the "SERP") which is designed, generally, to provide annual payments equal to 50%, subject to certain years of service and age requirements, of a qualified participant's final average annual compensation, in combination with all SYSCO and other qualified retirement plan benefits and Social Security payments available to the participant upon retirement. In the event of a change in control prior to a regular distribution event, accrued SERP benefits will become fully vested and participants may elect to receive the current value of such benefits in a lump sum less a 10% penalty.

     Lastly, MIP participants and non-employee directors are eligible to participate in the Equity Deferral Plan ("EDP") pursuant to which the gain on the exercise of certain non-qualified stock options may be deferred. The value of amounts deferred under the EDP is subject to market fluctuations in the price of SYSCO stock. Amounts deferred under the EDP are vested at all times and are paid out in shares of SYSCO stock (except that dividend equivalents may be paid in cash) upon such participant's death, disability, retirement or termination of employment pursuant to distribution elections made under the EDP. In the event of a change in control prior to a regular distribution event, a participant may elect to receive his or her equity deferral account balance in a lump sum less a 10% penalty.

  Stock Ownership Guidelines for Executive Officers

     The Company's Corporate Governance Guidelines provide that after three years of service as an executive officer, such individuals are expected to continuously own a minimum number of shares equal in value to 200% of their base salary. All of the executive officers listed on page 12 met this requirement as of September 14, 2004.

  Severance Agreements

     In May 2004, the Committee approved Severance Agreements for Messrs. Schnieders, Lankford, Stubblefield, Accardi and Spitler. The Severance Agreements are described on page 24. The Committee concluded that these Severance Agreements were in the best interests of the Company and its stockholders in that they secure the continued services of these executive officers and ensure their undivided dedication to their duties without being influenced by the uncertainty of continued employment.

  Income Deduction Limitations

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally sets a limit of $1 million on the amount of compensation (other than certain "performance-based" compensation that complies with the requirements of Section 162(m)) that SYSCO may deduct for federal income tax purposes in any given year with respect to the compensation of each of the 162(m) Officers (as defined above). The Committee has determined, after reviewing the effect of Section 162(m), that our general policy will be to structure the performance-based compensation arrangements for such 162(m) Officers to satisfy Section 162(m)'s conditions for deductibility, to the extent feasible and taking into account all relevant considerations. However, the Committee also believes that the Company needs flexibility to meet its incentive and retention objectives, even if the Company may not deduct all of the compensation paid to the 162(m) Officers.

                                          COMPENSATION AND STOCK OPTION
                                            COMMITTEE

                                            Richard G. Merrill, Chairman
                                            Phyllis S. Sewell
                                            Richard G. Tilghman
                                            Jackie M. Ward

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect the Chief Executive Officer and the other four most highly compensated executive officers of SYSCO and its subsidiaries employed at the end of fiscal 2004 whose total annual salary and bonus exceeded $100,000 for the fiscal year ended July 3, 2004 (the "Named Executive Officers"):

                                                                                      LONG-TERM COMPENSATION
                                                     ANNUAL COMPENSATION              -----------------------
                                           ----------------------------------------   RESTRICTED   SECURITIES
                                                                     OTHER ANNUAL       STOCK      UNDERLYING      ALL OTHER
NAME AND PRINCIPAL                FISCAL                BONUS($)    COMPENSATION($)   AWARDS($)    OPTIONS(#)   COMPENSATION($)
POSITION                           YEAR    SALARY($)      (1)             (2)           (1)(3)        (4)             (5)
------------------                ------   ---------   ----------   ---------------   ----------   ----------   ---------------
Richard J. Schnieders...........   2004    $912,500    $1,887,835           --        $1,673,080      90,000       $370,544
  Chairman and                     2003     800,000     1,477,824           --         1,310,690     100,000        289,977
  Chief Executive Officer          2002     705,000     1,131,453           --         1,003,493     115,000        206,887
Thomas E. Lankford..............   2004    $662,500    $1,403,760           --        $1,244,100      90,000       $297,391
  President and                    2003     562,500     1,043,182           --           925,181      75,000        221,699
  Chief Operating Officer          2002     500,000       792,023           --           702,439      90,000        157,134
John K. Stubblefield, Jr. ......   2004    $532,500    $1,055,245           --        $  935,215      70,000       $246,735
  Executive Vice President,        2003     497,500       904,076           --           801,839      75,000        205,796
  Finance and Administration       2002     450,000       716,600           --           635,533      90,000        147,665
Larry J. Accardi................   2004    $512,500    $1,016,548           --        $  900,868      70,000       $186,881
  Executive Vice President,        2003     487,500       869,314           --           770,989      75,000        154,562
  Merchandising Services and       2002     450,000       716,600           --           635,533      90,000        118,485
  Multi-Unit Sales and
  President, Specialty
  Distribution
Kenneth F. Spitler..............   2004    $512,500    $1,016,548           --        $  900,868      70,000       $204,776
  Executive Vice President,        2003     475,000       869,314           --           770,989      75,000        172,094
  Foodservice Operations           2002     400,000       541,395           --           480,134      65,000        106,209

---------------
(1) Pursuant to the Management Incentive Plan and Executive Deferred Compensation Plan, each of the Named Executive Officers is eligible to voluntarily elect to receive up to 40% of his bonus in restricted stock and to defer up to 40% (calculated prior to any election to receive stock). These elections, if made, entitle the participant to receive additional stock and cash pursuant to the match features of these plans as follows: (a) one additional share for each two shares elected to be received in lieu of cash, (b) additional cash to offset the tax effect of matching shares received in lieu of cash, and (c) for deferrals of up to 20%, a credit to the participant's deferred compensation account in an amount equal to 50% of the amount deferred. The terms of these plans are described in more detail in the Report of the Compensation and Stock Option Committee beginning on page 15.

    The amounts reported in the "Bonus" column include amounts paid in cash and amounts deferred by each of the Named Executive Officers. The "Bonus" column also includes cash received for the tax effect of any additional shares received pursuant to the match feature of the Management Incentive Plan. The cash and deferred portions of the bonus earned by each Named Executive Officer in fiscal 2004 are set forth below:

NAME                   CASH PORTION OF BASE BONUS   CASH TAX EFFECT   DEFERRED AMOUNT   BONUS COLUMN AMOUNT
----                   --------------------------   ---------------   ---------------   -------------------
Schnieders...........          $1,115,420              $214,715          $557,700           $1,887,835
Lankford.............             414,700               159,660           829,400            1,403,760
Stubblefield.........             311,745               120,020           623,480            1,055,245
Accardi..............             600,632               115,616           300,300            1,016,548
Spitler..............             300,332               115,616           600,600            1,016,548

    The value of any shares elected to be received in lieu of cash and any matching shares is included in the Restricted Stock Award column and additional information about such shares is included in footnote 3 below. Any amounts credited pursuant to the deferred match feature of the EDCP are included in the "All Other Compensation" column and described in footnote 5 below.

(2) Does not include perquisites and other personal benefits because they did not exceed for any individual $50,000 in the aggregate.

(3) Each of the Named Executive Officers elected to receive a portion of his bonus in shares of restricted Common Stock pursuant to the Management Incentive Plan. Pursuant to the Management Incentive Plan, the Company made a matching grant of one additional share for each two shares received pursuant to such election. The number of elected shares and matched shares is set forth below. The amount presented is determined by multiplying the number of shares earned during the fiscal year by the closing price of our Common Stock on the New York Stock Exchange on the last trading day of such fiscal year.

    The number of restricted shares earned by the Named Executive Officers in fiscal 2004 and issued in fiscal 2005 was as follows:

    - Mr. Schnieders -- 48,077 shares (32,051 elected shares and 16,026 match shares);

    - Mr. Lankford -- 35,750 shares (23,833 elected shares and 11,917 match shares);

    - Mr. Stubblefield -- 26,874 shares (17,916 elected shares and 8,958 match shares);

    - Mr. Accardi -- 25,887 shares (17,258 elected shares and 8,629 match shares); and

    - Mr. Spitler -- 25,887 shares (17,258 elected shares and 8,629 match shares).

    The aggregate number and dollar value (computed using the closing price of our Common Stock on July 2, 2004 ($34.80)) of all restricted shares held as of the last day of fiscal 2004 by the Named Executive Officers were as follows:

    - Mr. Schnieders -- 81,221 shares at $2,826,491;

    - Mr. Lankford -- 57,115 shares at $1,987,602;

    - Mr. Stubblefield -- 50,483 shares at $1,756,808;

    - Mr. Accardi -- 49,439 shares at $1,720,477; and

    - Mr. Spitler -- 43,730 shares at $1,521,804.

    The restricted shares are not transferable by the recipient for two years following receipt and are subject to certain repurchase rights on the part of SYSCO in the event of termination of employment other than by normal retirement or disability. The recipient receives dividends on the shares during the two-year restricted period.

(4) Information regarding stock options granted to the Named Executive Officers in fiscal 2004, including the Black-Scholes grant date present value, is included below under "Stock Option Grants."

(5) The amounts reported in the "All Other Compensation" column include the following:

     - a SYSCO match equal to 50% of the first 20% of the annual incentive bonus which each individual elected to defer under our Executive Deferred Compensation Plan;

     - the amount we paid for term life insurance coverage for each individual;

     - the amount we paid for 401(k) Plan matching contributions during the fiscal year; and

     - above-market interest credited to deferred compensation account balances as of June 30 of each fiscal year (above-market interest is the amount by which the interest actually earned on deferred account balances during the year exceeded the interest that would have been earned based on an interest rate equal to 120% of the applicable federal long-term rate as provided in Section 1274(d) of the Code on a compounded basis).

                                                                                                ALL OTHER
                          FISCAL                    TERM LIFE      401(K)       ABOVE-MARKET   COMPENSATION
NAME                       YEAR    DEFERRED MATCH   INSURANCE   CONTRIBUTIONS     INTEREST        TOTAL
----                      ------   --------------   ---------   -------------   ------------   ------------
Schnieders..............   2004       $278,850        $871         $6,000         $84,823        $370,544
                           2003        218,450         835          3,750          66,942         289,977
                           2002        167,250         731          1,700          37,206         206,887
Lankford................   2004       $207,350        $871         $6,063         $83,107        $297,391
                           2003        154,200         835          3,938          62,726         221,699
                           2002        117,075         696          2,550          36,813         157,134
Stubblefield............   2004       $155,870        $868         $6,000         $83,997        $246,735
                           2003        133,640         797          5,500          65,859         205,796
                           2002        105,925         626          5,100          36,014         147,665
Accardi.................   2004       $150,150        $854            n/a         $35,877        $186,881
                           2003        128,500         800            n/a          25,262         154,562
                           2002        105,925         626            n/a          11,934         118,485
Spitler.................   2004       $150,150        $854         $6,000         $47,772        $204,776
                           2003        128,500         766          5,500          37,328         172,094
                           2002         80,026         810          6,600          18,773         106,209

STOCK OPTION GRANTS

     The following table provides information regarding stock option grants during fiscal 2004 to the Named Executive Officers. We have never granted any stock appreciation rights to executive officers under any of our stock plans.

                          OPTION GRANTS IN FISCAL 2004
                          ----------------------------

                                                         PERCENTAGE OF
                                                         TOTAL OPTIONS
                                NUMBER OF SECURITIES      GRANTED TO      EXERCISE OR                  GRANT DATE
                                 UNDERLYING OPTIONS      EMPLOYEES IN     BASE PRICE     EXPIRATION      PRESENT
NAME                                GRANTED(#)(1)         FISCAL 2004      ($/SHARE)        DATE       VALUE($)(2)
----                            ---------------------    -------------    -----------    ----------    -----------
Schnieders..................           90,000                0.67           $31.75       9/10/2013      $606,600
Lankford....................           90,000                0.67            31.75       9/10/2013       606,600
Stubblefield................           70,000                0.52            31.75       9/10/2013       471,800
Accardi.....................           70,000                0.52            31.75       9/10/2013       471,800
Spitler.....................           70,000                0.52            31.75       9/10/2013       471,800

---------------

(1) The options granted to the Named Executive Officers during fiscal 2004 vest 20% at the end of each fiscal year ending after the date of grant.

(2) We determined the hypothetical grant date present value for the options of $6.74 per share using a modified Black-Scholes pricing model. In applying the model, we assumed a volatility of 22%, a 3.2% risk-free rate of return, a dividend yield at the date of grant of 1.49%, and a 5-year option term. We did not assume any option exercises or risk of forfeiture during the 5-year term. If used, such assumptions could have reduced the reported grant date value. The actual value, if any, an executive may realize upon exercise of options will depend on the excess of the stock price over the exercise price on the date the option is exercised. Consequently, there is no assurance that the value realized, if any, will be at or near the value estimated by the modified Black-Scholes model.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table provides information with respect to aggregate option exercises in the last fiscal year and fiscal year-end option values for the Named Executive Officers.

                 AGGREGATED OPTION EXERCISES IN FISCAL 2004 AND
                         FISCAL YEAR-END OPTION VALUES
                         ------------------------------

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                         SHARES                       OPTIONS AT JULY 3, 2004(#)        JULY 3, 2004($)(2)
                       ACQUIRED ON       VALUE        ---------------------------   ---------------------------
NAME                   EXERCISE(#)   REALIZED($)(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   -----------   --------------   -----------   -------------   -----------   -------------
Schnieders...........    62,000        $1,533,787       214,000        187,000      $2,434,122      $858,950
Lankford.............    42,088         1,134,516       252,912        162,000       4,084,753       725,400
Stubblefield.........    18,088           557,517       229,000        146,000       3,577,296       676,600
Accardi..............    24,676           670,810       226,524        146,000       3,529,784       676,600
Spitler..............     2,526            74,328       188,648        136,000       2,946,177       606,500

---------------

(1) Computed based on the difference between the closing price of the Common Stock on the day of exercise and the exercise price.

(2) Computed based on the difference between the closing price on July 2, 2004 and the exercise price.

SEVERANCE AGREEMENTS

     In May 2004, the Compensation and Stock Option Committee approved, and the Board of Directors ratified, Severance Agreements for the benefit of Messrs. Schnieders, Lankford, Stubblefield, Accardi and Spitler.

     Termination For Cause. Under the terms of these agreements, if the executive officer's employment is terminated by reason of death or permanent disability, by the Company for cause, or by the executive officer without good reason, he is entitled to receive (i) a payment equal to his base salary through the date of death or termination to the extent not already paid, (ii) his actual earned bonus for any period not already paid, (iii) accrued but unused vacation, and (iv) reimbursable business expenses.

     Termination Without Cause or For Good Reason. If the executive officer's employment is terminated by the Company without cause, or by the executive officer for good reason (as those terms are defined in the Severance Agreements), the executive officer will be entitled to receive (i) accrued base salary through the date of termination, (ii) his actual earned bonus for any period not already paid, (iii) accrued but unused vacation, (iv) reimbursable business expenses, and (v) an amount, payable in 24 equal monthly installments, equal to the sum of two years' base salary plus two years' MIP bonus before any elective deferrals (based on his average MIP bonus for the last five years). In addition, if the termination occurs prior to the end of a year as to which the Company determines that the executive officer would have earned a bonus but for the termination, the executive officer shall receive a pro rata share of the cash portion of the bonus he would have earned (excluding deferred or matching amounts). If the termination occurs before age 60, the executive officer will be deemed to be age 60 under the SERP, which will result in the executive becoming 50% vested in his accrued SERP benefit. The executive officer will also receive a lump sum payment equal to 100% of his unvested and vested benefits under the EDCP.

     Excise Taxes. The Severance Agreements also provide that if the executive officer incurs excise tax due to the application of Section 280G of the Internal Revenue Code of 1986 regarding golden parachute payments, the executive officer is entitled to an additional cash payment so that he will be in the same after-tax position as if the excise tax were not applicable.

     General. The Severance Agreements prohibit the executive officers from competing with the Company or directly or indirectly soliciting customers or employees for a period of two years after termination. The Severance Agreements also require each executive officer to release any claims against SYSCO and its affiliates.

RETIREMENT PLAN

     We have a defined benefit retirement plan (the "Retirement Plan") that was most recently amended and restated on November 19, 2001, generally effective as of January 1, 1997 with various provisions having later effective dates, to comply with changes required by various laws. The amended and restated Retirement Plan also incorporated certain discretionary changes in plan provisions effective May 15, 1998 and April 1, 2000. The restated Retirement Plan was further amended on November 22, 2002. In addition to benefits accrued to date, which are set forth below, each Named Executive Officer will accrue benefits in the future in accordance with the table below:

                          PENSION PLAN TABLE(1)(2)(3)

                                                           YEARS OF CREDITED SERVICE
CAREER AVERAGE COMPENSATION EARNED      ----------------------------------------------------------------
ON AND AFTER JUNE 28, 2003(4)             10         15         20         25          30          35
----------------------------------      -------    -------    -------    -------    --------    --------
$100,000............................    $15,000    $22,500    $30,000    $37,500    $ 45,000    $ 52,500
 150,000............................     22,500     33,750     45,000     56,250      67,500      78,750
 200,000............................     30,000     45,000     60,000     75,000      90,000     105,000
 250,000............................     37,500     56,250     75,000     93,750     112,500     131,250

---------------
(1) Assumes the annual benefit is payable for five years certain and life thereafter and that retirement age is 65. Retirement Plan benefits are not subject to reduction by Social Security or any other offsets.

(2) Current law and regulations limit retirement benefits to $162,951 for calendar 2004 if they are payable for five years certain and life thereafter (assuming retirement age of 65). This limitation applies to total retirement benefits under the Retirement Plan as determined by adding benefits accrued with respect to periods of employment with SYSCO both before and after July 3, 2004. The Pension Plan Table does not reflect this limitation.

(3) In addition, all MIP participants, including the Named Executive Officers, are provided with a Supplemental Executive Retirement Plan which is designed, generally, to provide annual payments equal to 50%, subject to certain years of service and age requirements, of a qualified participant's final average annual compensation, in combination with all SYSCO and other qualified retirement plan benefits and Social Security payments available to the participant upon retirement.

(4) Compensation for benefit calculation purposes is limited by law to $205,000 for calendar 2004 and later years subject to statutory increases and cost-of-living adjustments. Compensation limitations are not taken into account in the Pension Plan Table.

     To the extent included in W-2 income, all amounts shown in the Summary Compensation Table, other than deferred bonus and those amounts reported in the "All Other Compensation" column, are utilized to compute career average compensation, subject to the compensation limitations noted in footnote (4).

     The Retirement Plan provides for an annual benefit payable monthly for five years certain and life thereafter, equal to:

     - the normal retirement benefit which accrued under the prior plan before July 2, 1989, plus

     - an amount equal to 1 1/2% of the participant's average monthly eligible compensation (W-2 earned income, plus certain pre-tax contributions) paid on and after July 2, 1989 times years and partial years of credited service performed on and after July 2, 1989.

     In the event of a participant's death before his or her normal retirement age (age 65) or the commencement of a benefit, if earlier, and if the participant has five or more years of credited service, a death benefit is payable monthly for ten years certain and life thereafter. The single-sum value of the death benefit is actuarially equivalent to the single-sum value of the monthly pension accrued by the deceased participant prior to his or her death or earlier termination of employment with interest credited from the participant's date of termination through his date of death, if applicable.

     The Named Executive Officers have accrued the following annual benefits and credited benefit service as of July 3, 2004:

     - Mr. Schnieders -- $49,239 and 22 years;

     - Mr. Lankford -- $51,826 and 23 years;

     - Mr. Stubblefield -- $37,484 and 15 years;

     - Mr. Accardi -- $52,875 and 28 years; and

     - Mr. Spitler -- $43,395 and 17 years.

     The Named Executive Officers also have anticipated future service to age 65 as follows:

     - Mr. Schnieders -- 9 years;

     - Mr. Lankford -- 8 years;

     - Mr. Stubblefield -- 7 years;

     - Mr. Accardi -- 9 years; and

     - Mr. Spitler -- 10 years.

STOCK PERFORMANCE GRAPH

     The following stock performance graph compares the performance of SYSCO's Common Stock to the S&P 500 Index and to a peer group for SYSCO's last five fiscal years. The members of the peer group are Fleming Companies, Inc., Nash Finch Company, Supervalu, Inc. and Performance Food Group Company.

     The companies in the peer group were selected because they comprise a broad group of publicly held corporations with food distribution operations similar in some respects to our operations. Performance Food Group is a foodservice distributor and the other members of the peer group are in the business of distributing grocery products to retail supermarkets. We consider the peer group to be a more representative peer group than the "S&P Consumer Staples (Food Distributors)" index maintained by Standard & Poor's Corporation that consists of SYSCO and Supervalu, Inc. because it includes an additional foodservice distributor and represents a broader index.

     The returns of each member of the peer group are weighted according to each member's stock market capitalization as of the beginning of each period measured. The graph assumes that the value of the investment in our Common Stock, the S&P 500 Index, and the peer group was $100 on the last trading day of fiscal 1999, and that all dividends were reinvested. Performance data for SYSCO, the S&P 500 Index and for each member of the peer group is provided as of the last trading day of each of our last five fiscal years.

                              (PERFORMANCE GRAPH)

--------------------------------------------------------------------------------------------------------------------
  COMPANY NAME/INDEX     JULY 2, 1999   JUNE 30, 2000   JUNE 29, 2001   JUNE 28, 2002   JUNE 27, 2003   JULY 2, 2004
--------------------------------------------------------------------------------------------------------------------
  SYSCO                     100.00          138.26          180.14          182.72          201.23         241.14
  S&P 500 Index             100.00          107.25           91.34           74.91           75.10          89.45
  Peer Group                100.00           85.31          117.75          128.27          107.80         119.17

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached hereto as Appendix A. Mr. Campbell, Mr. Merrill, Mr. Richardson, Mr. Tilghman (Chairman) and Ms. Ward served on the Audit Committee during the full fiscal 2004 year, and Mr. Hafner has served on the Audit Committee since his election to the Board in November 2003. Each member of the Audit Committee is financially literate and each member is independent as defined in the New York Stock Exchange's listing standards and
Section 10A(m)(3) of the Securities Exchange Act of 1934. None of the Audit Committee members serve on the audit committees of more than two other companies. The Audit Committee held 12 meetings during fiscal 2004. The Board has determined that Mr. Hafner meets the definition of an audit committee financial expert as promulgated by the Securities and Exchange Commission.

     The function of the Audit Committee is to oversee and report to the Board with respect to various auditing and accounting matters, including the selection of the independent public accountants, the scope of audit procedures, the nature of all audit and non-audit services to be performed by the independent public accountants, the fees to be paid to the independent public accountants, the performance of the independent public accountants and the Company's accounting practices and policies.

     The Audit Committee has met and held discussions with management and the independent public accountants. Management represented to the Audit Committee that SYSCO's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent public accountants. The Audit Committee also discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61. SYSCO's independent public accountants provided to the Audit Committee the written disclosures and the letter required by the Independence Standards Board's Standard No. 1, and the Audit Committee discussed with the independent public accountants that firm's independence.

     Based on the Audit Committee's discussion with management and the independent public accountants and the Audit Committee's review of the representations of management and the report of the independent public accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in SYSCO's Annual Report on Form 10-K for the year ended July 3, 2004 filed with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                            Richard G. Tilghman, Chairman
                                            Colin G. Campbell
                                            Joseph A. Hafner, Jr.
                                            Richard G. Merrill
                                            Frank H. Richardson
                                            Jackie M. Ward

FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS

     During fiscal 2003 and 2004, SYSCO incurred the following fees for services performed by Ernst & Young LLP:

                                                              FISCAL 2004   FISCAL 2003
                                                              -----------   -----------
Audit Fees..................................................  $2,312,800    $1,724,500
Audit Related Fees(1).......................................     421,541       407,700
Tax Fees(2).................................................   2,689,970     2,828,000
All Other Fees..............................................          --            --

---------------
(1) Audit related fees in fiscal 2004 included $62,359 related to due diligence and accounting consultation with respect to acquisitions, $300,900 related to assistance with preparation for the implementation of Section 404 of the Sarbanes-Oxley Act of 2002 and $58,282 related to the audit of certain benefit plans. Audit related fees in fiscal 2003 related to the same types of engagements.

(2) Tax fees in fiscal 2004 included $2,609,549 related to the tax compliance outsourcing arrangement with the Company's independent auditor, $19,640 in tax consulting and planning and $60,781 in other tax compliance assistance and state and local tax compliance and consulting work. Tax fees in fiscal 2003 related to the same types of engagements.

  Pre-Approval Policy

     In February 2003, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services, including audit services and permissible audit related, tax and non-audit services, to be provided by Ernst & Young LLP to the Company, be pre-approved by the Audit Committee. All of the services performed by Ernst & Young in fiscal 2004 were approved in advance by the Audit Committee pursuant to the foregoing pre-approval policy and procedures. During fiscal 2004, Ernst & Young did not provide any services prohibited under the Sarbanes-Oxley Act.

         PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                          ITEM NO. 2 ON THE PROXY CARD

     The Audit Committee of the Board has appointed Ernst & Young LLP as SYSCO's independent accountants for fiscal 2005. Ernst & Young LLP has served as the Company's independent public accountants providing auditing, financial and tax services since their engagement in fiscal 2002. In determining to appoint Ernst & Young, the Audit Committee carefully considered Ernst & Young's past performance for the Company, its independence with respect to the services to be performed and its general reputation for adherence to professional auditing standards.

     Although the Company is not required to seek ratification, the Audit Committee and the Board believe it is sound corporate governance to do so. If stockholders do not ratify the appointment of Ernst & Young, the current appointment will stand, but the Audit Committee will consider the stockholders' action in determining whether to appoint Ernst & Young as the Company's independent accountants for fiscal 2006.

     Representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
            APPOINTMENT OF INDEPENDENT ACCOUNTANTS FOR FISCAL 2005.

                 PROPOSAL TO APPROVE THE 2004 STOCK OPTION PLAN
                          ITEM NO. 3 ON THE PROXY CARD

     On September 3, 2004, upon recommendation of the Compensation and Stock Option Committee, the Board of Directors adopted the 2004 Stock Option Plan, subject to stockholder approval. If approved by the stockholders at the Annual Meeting, the 2004 Stock Option Plan will become effective on November 12, 2004 and will replace the 2000 Stock Incentive Plan. When the 2004 Stock Option Plan becomes effective, all outstanding options under the 2000 Stock Incentive Plan will remain outstanding but no further grants will be made under the 2000 Stock Incentive Plan. If this proposal is not approved, no grants will be made under the 2004 Stock Option Plan and the 2000 Stock Incentive Plan will remain in effect. This proposal will not affect options already granted under the 2000 Stock Incentive Plan. As of September 14, 2004, there were options outstanding under the 2000 Stock Incentive Plan to purchase 60,047,961 shares of Common Stock.

     Under applicable New York Stock Exchange rules, the Company is required to obtain stockholder approval of the 2004 Stock Option Plan. In addition, stockholder approval of the 2004 Stock Option Plan is necessary to allow the Company to grant incentive stock options ("ISOs") to employees under Section 422 of the Code and to ensure that compensation paid under the Plan can be eligible for an exemption from the limits on tax deductibility imposed by Section 162(m) of the Code, which limits the deductibility of certain compensation paid to individuals who are, at the end of the tax year for which the Company would otherwise claim its tax deduction, the Company's chief executive officer and its other four highest-paid executive officers ("162(m) Officers"). On September 14, 2004, the closing price of SYSCO's common stock as reported by the NYSE was $32.06.

     The following summary of the material terms of the 2004 Stock Option Plan does not purport to be complete and is qualified in its entirety by the terms of the 2004 Stock Option Plan, a copy of which is attached as Appendix B hereto.

KEY TERMS OF THE 2004 STOCK OPTION PLAN

Plan Term....................................   3 years
Eligible Participants........................   All employees selected by the Committee
Shares Authorized............................   23,500,000
Shares Authorized as a Percent of Outstanding
  Shares (as of September 14, 2004)..........   3.68%
Annual Utilization Rate Limitation...........   1.5% of common shares outstanding
Award Types..................................   Stock Options (Incentive and Non-Qualified)
                                                and Dividend Equivalents
Share Limits.................................   No more than 200,000 options may be granted
                                                to a named executive officer in any given
                                                year
Vesting Period...............................   Determined by the Committee, but not less
                                                than three years ratably
Exercise Period..............................   Determined by the Committee, but not more
                                                than seven years
Exercise Price...............................   Not less than fair market value on date of
                                                grant defined as the closing price on the
                                                NYSE on the day prior to grant
Prohibited...................................   - Repricings or material amendments without
                                                  stockholder approval
                                                - Reload options and discounted stock options

BACKGROUND ON STOCK COMPENSATION AT SYSCO

     Since its inception in 1970, SYSCO has recognized the importance of aligning the interests of its employees with those of its stockholders. SYSCO's management has long believed that the Company would have a more performance-based culture and would create greater shareholder value if employees owned more stock. A number of practices confirm this belief:

     - The Company has had a stock option plan in place since 1970.

     - The Company has had an Employee Stock Purchase Plan in place since 1974.

     - The Company encourages stock ownership by allowing officers and senior management of most operating subsidiaries to elect to receive stock in lieu of a portion of their cash bonus under the Management Incentive Plan. To further encourage this group to acquire shares, the Company provides a 50% stock match on elected shares and pays a tax gross up to those who make the election. Shares issued under the Management Incentive Plan are subject to a right of repurchase by the Company and are restricted for two years against sale or transfer.

     - In addition to making options available at the management level, all employees (other than MIP participants) are eligible to receive stock options upon completing 10, 15, 20, 25 and 30 years of service under SYSCO's CARES Shares program. Since the CARES Shares program was instituted in 2001, a total of 23,845,000 shares have been granted to approximately 12,100 employees.

     - Stock Ownership Guidelines have been implemented for non-employee directors and executive officers.

     - Option grants to the Named Executive Officer group are typically less than 5%, in the aggregate, of annual option grants.

     The Company's financial performance has consistently exceeded that of its peers, and employee retention rates have historically been high. In addition, the Company's total shareholder return over the last five years has far outpaced that of our peer group and the S&P 500 (see page 27 for comparative shareholder returns). While important to the Company's performance and progress, the Company's stock compensation practices have led to an equity plan overhang that may be higher than average. Overhang as we calculate it is the sum of all granted and outstanding options and options available for grant divided by total shares outstanding. Without including the new shares requested, the Company's stock overhang as of September 14, 2004 was approximately 11.47% for all stock based plans excluding the Management Incentive Plan and the Employee Stock Purchase Plan, and 13.40% for all plans. If the new Plan is approved, total option plan overhang would be 14.95%. The dilutive effect of this above-average share usage has been offset by the Company's long-standing goal of buying back Company shares in excess of shares issued upon exercise of stock options. During the last three fiscal years, the Company has repurchased 51,384,300 shares, while issuing 12,052,507 shares in connection with the exercise of options under its stock option plans.

     Under the proposed 2004 Stock Option Plan, the Committee and the Company intend to further reduce share usage by limiting the number of shares that may be granted each year to 1.5% or less of shares outstanding. Long-term cash awards will be granted under the Long-Term Incentive Cash Plan to supplement options as part of an overall program to provide meaningful long-term incentives to key employees. These changes will reduce stock overhang while keeping compensation levels competitive with our industry peers.

     The Company believes strongly that its equity compensation programs and emphasis on employee stock ownership have been integral to its past success and will be important to its ability to achieve consistently superior performance in the years ahead. Therefore, the approval of the proposed 2004 Stock Option Plan is vital to the Company's ability to achieve its future growth goals and create even greater stockholder value.

PURPOSE OF THE 2004 STOCK OPTION PLAN

     The purpose of the 2004 Stock Option Plan is to promote the interests of the Company and its stockholders by providing officers and other employees of the Company and its subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, thereby aligning their interests more closely to the interests of the Company's stockholders.

ADMINISTRATION OF THE 2004 STOCK OPTION PLAN

     Unless otherwise determined by the Board, the Compensation and Stock Option Committee will administer the 2004 Stock Option Plan. The Committee is composed of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), "outside directors" within the meaning of Section 162(m) of the Code, and "independent directors" within the meaning of NYSE listing standards.

     The Committee will have the power in its discretion to grant Options under the 2004 Stock Option Plan, to select the individuals to whom Options are granted, to determine the terms thereof, to interpret the provisions of the 2004 Stock Option Plan and to otherwise administer the Plan. Except as prohibited by applicable law or stock exchange rules, the Committee may, from time to time, delegate all or any of its responsibilities and powers under the Plan, including, without limitation, the power to designate participants and determine the amount, timing and term of Options under the Plan. Such delegation may be made to any person or persons, including, without limitation, any executive officer of the Company.

     Whenever used herein and in the Plan, "Committee" shall mean the Compensation and Stock Option Committee and its designee or designees, to the extent there shall be any. The Committee does not currently intend to delegate any of its authority with respect to individuals who are subject to Section 16 of the Exchange Act or Section 162(m) of the Code. All Options will be evidenced by a written document in such form as is determined by the Committee, which the Committee may, but need not, require that the grantee sign.

SHARES SUBJECT TO THE 2004 STOCK OPTION PLAN

     The maximum number of shares of Common Stock that may be delivered pursuant to the 2004 Stock Option Plan during its term shall be 23.5 million.

     The following additional maximums are imposed under the 2004 Stock Option
Plan: (i) the maximum number of shares of Common Stock that may be issued pursuant to options intended to be ISOs is 23.5 million; (ii) the maximum number of shares that may be covered by all Options granted to any 162(m) Officer during any fiscal year is 200,000; and (iii) the maximum number of shares that may be issued in settlement of dividend equivalent rights shall be 250,000.

     If the Company undergoes a recapitalization, stock split, stock dividend, or another such transaction affecting the Common Stock, or if the Company makes an extraordinary dividend or distribution (including without limitation to implement a spinoff), then, subject to any required action by stockholders, the number and kind of shares available under the 2004 Stock Option Plan, and the various share limitations contained in the 2004 Stock Option Plan, will be automatically adjusted accordingly. In addition, the Committee may, in its discretion, subject to any required stockholder action, adjust the number and kind of shares covered by outstanding Options and the price per share of outstanding Options, to reflect such an event.

     If the Company merges or consolidates with another corporation, or is liquidated or disposes of all or substantially all of its assets, then the Committee may deal with outstanding Options under the Plan in any of the following ways. First, it may provide for each Option to become an Option with respect to the same securities or other property that the Company's stockholders receive in the transaction. Second, it may provide for each Option to become an Option with respect to the stock of the surviving corporation in the transaction. Third, it may cause Options to vest (if they have not otherwise vested under the change-in-control provisions of the 2004 Stock Option Plan). Fourth, it may cancel Options in exchange for a payment having a value equal to
(1) in the case of in-the-money Options, the difference between the value of the underlying shares (based on the transaction consideration) and the exercise or base price, and (2) in the case of out-of-the-money Options, the value of the Options, as determined by the Committee or the Board of Directors.

ELIGIBILITY AND PARTICIPATION

     Eligibility to participate in the 2004 Stock Option Plan is limited to employees of the Company and its subsidiaries. Currently, approximately 47,180 employees of the Company and its subsidiaries are within the class eligible for selection to participate in the 2004 Stock Option Plan.

OPTIONS

     The Committee may grant Options to eligible employees. The Committee will have complete discretion, subject to the terms of the 2004 Stock Option Plan, to determine the persons to whom Options will be awarded, the time or times of grant, and the other terms and conditions of the grant.

OPTION EXERCISE PRICE AND VESTING

     The Committee will determine the exercise price with respect to each Option at the time of grant. The Option exercise price per share of Common Stock shall not be less than 100% of the fair market value per share of the Common Stock underlying the Option on the date of grant, and no Option may be repriced in violation of the repricing limitations discussed in "Amendment and Termination" below. For purposes of determining the Option exercise price, fair market value is defined as the closing price on the NYSE the day prior to the date of grant. The Committee may determine at the time of grant and any time thereafter the terms under which Options shall vest and become exercisable. However, no Option can have a term in excess of seven years, and all grants will be subject to a minimum three-year ratable vesting schedule.

SPECIAL LIMITATIONS ON ISOS

     No ISO may be granted to an employee who owns at the time of the grant stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (a "10% Stockholder") unless the exercise price for each share of Common Stock subject to such ISO is at least 110% of the fair market value per share of the Common Stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, if the total fair market value of shares of Common Stock subject to ISOs which are exercisable for the first time by an employee in a given calendar year exceeds $100,000, valued as of the grant date of the ISO, the Options for shares of Common Stock in excess of $100,000 for that year will be treated as NQOs.

EXERCISE OF OPTIONS

     Options shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. Notice of exercise must be accompanied by payment equal to the applicable Option exercise price plus all withholding taxes due, such amount to be paid in cash or by tendering, either by actual delivery of shares or by attestation, shares of Common Stock that are acceptable to the Committee and have been held by the participant for at least six months, such shares to be valued at fair market value as of the day the shares are tendered, or in any combination thereof, as determined by the Committee. To the extent permitted by applicable law, a participant may elect to pay the exercise price through the contemporaneous sale by a third party broker of shares of Common Stock acquired upon exercise yielding net sales proceeds equal to the exercise price and any withholding tax due and the remission of those sale proceeds to the Company.

TRANSFERABILITY OF OPTIONS

     Options may not be transferred except by will or applicable laws of descent and distribution. However, the Committee has the discretion to allow the transfer of non-qualified Options upon request by the Option holder.

TERMINATION OF OPTIONS

     Options shall be exercisable during such periods as may be established by the Committee. Under normal circumstances, options will expire on the earlier to occur of the expiration date of the Option or 90 days after the severance of an Option holder's employment with the Company or any of its subsidiaries. If before the expiration of an Option, an Option holder's employment terminates as a result of retirement in good standing or disability under the established rules of the Company then in effect, the Option will remain in effect, vest and be exercisable in accordance with its terms. Upon the death of an employee while employed by the Company or its subsidiaries, Options, to the extent then exercisable, shall remain exercisable by the executors or administrators of his or her estate for up to three years following the date of death. In no event, however, may any Option be exercised more than seven years from the date of grant, and an ISO that is held by a 10% Stockholder may not be exercised more than five years from the date of grant. To the extent not exercised by the applicable deadline, the Option will terminate.

DIVIDEND EQUIVALENT RIGHTS

     In conjunction with any Option to purchase shares of Common Stock granted under the Plan, the Committee may provide in the applicable Option agreement or otherwise for "dividend equivalent rights." Dividend equivalent rights may entitle the grantee to receive in cash or shares, as determined by the Committee, upon exercise of the Option or at such other time as the Committee specifies, an additional amount based on the dividends that would have been received on the underlying shares had they been issued at the time of grant or such later date as designated by the Committee. This provision of the Plan will, among other things, allow dividend equivalent shares to be paid with respect to elective deferrals of stock option gains under the EDP.

FORFEITURE

     Notwithstanding any other provision of the 2004 Stock Option Plan and except as discussed under "Change in Control" below, if the Committee finds by a majority vote that with respect to a Plan participant at any time that an Option is outstanding: (i) the participant, before or after termination of his or her employment relationship with the Company or any of its subsidiaries ("Employer") for any reason, (a) committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his employment and that such act damaged the Employer, or (b) disclosed trade secrets of the Employer, or (ii) the participant, before or after termination of his or her employment relationship with the Employer for any reason, participated, engaged or had a financial or other interest (whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise) in any commercial endeavor in the United States which is competitive with the business of the Employer in violation of the SYSCO Code of Business Conduct as in effect on the date of such participation or other engagement or in such a manner that would have violated the Code of Business Conduct had the participant been employed by the Employer at the time of the activity in question, then any outstanding Options which have not been exercised will be forfeited. The decision of the Committee as to the nature of a participant's conduct, the damage done to the Employer and the extent of the participant's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the participant by the Employer in any manner.

CHANGE IN CONTROL

     In the event of a Change in Control (as defined below), all Options outstanding on the date immediately preceding such Change in Control will become fully vested, free of restriction and exercisable unless otherwise expressly provided in the applicable Option agreement. In the event that the employment of a participant who is an employee of the Company or any of its Subsidiaries is terminated by the Company other than for cause, as defined below, during the 24-month period following a Change in Control, as defined below, all of such participant's outstanding Options may thereafter be exercised by the participant, to the extent that such Options were exercisable as of the date of such termination of employment, for (x) a period of 24 months from such date of termination or (y) until expiration of the stated term of such Option, whichever period is shorter. The forfeiture provisions relating to competition as described in the immediately preceding paragraph shall not apply to any participant who incurs a termination of employment pursuant to the Change in Control provisions in the Plan. For purposes of these provisions, the term "cause" shall mean "cause" as defined in the participant's Option Agreement or written employment or other agreement with the Company or a subsidiary, or if not defined in any such agreement, "cause" shall mean conviction of the participant for a felony, dishonesty while performing his employment duties, or participant's willful or deliberate failure to perform his or her duties in any material respect.

     The term "Change in Control" means any of the following:

          (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
     (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company or (4) any acquisition by any corporation pursuant to a transaction that complies with the criteria set forth in
     (iii)(A), (B) and (C) below;

          (ii) The occurrence of the following: Individuals who, as of November 12, 2004, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to November 12, 2004 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

          (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

TAX WITHHOLDING

     Shares issued under the 2004 Stock Option Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the participant, through the surrender of shares of Common Stock which the participant already owns, or through the surrender of shares of Common Stock to which the participant is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

TERM OF THE 2004 STOCK OPTION PLAN

     Unless earlier terminated by the Board of Directors, the 2004 Stock Option Plan will terminate on November 12, 2007. No Options or dividend equivalents may be granted under the Plan subsequent to that date.

AMENDMENT AND TERMINATION

     The Board may, at any time, amend or terminate the 2004 Stock Option Plan, except that the following actions may not be taken without stockholder approval:
(i) any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan); (ii) any change in the class of persons eligible to receive ISOs under the Plan; (iii) any change in the requirements of the Plan regarding the exercise price of Options; (iv) any repricing of any Option issued under the Plan by (A) lowering the exercise price of that Option or (B) canceling that Option and subsequently granting a new Option with a lower exercise price, or any other Option, to the extent that such cancellation, replacement or grant would fall within the definition of "repriced" contained in Item 402(i) of Regulation S-K promulgated by the Securities and Exchange Commission, such definition to be applied to grants to all persons, not only "named executive officers" as that term is defined in Item 402(a)(3) of Regulation S-K; (v) any material amendment to the Plan; or (vi) any other amendment to the Plan that would require approval of the Company's stockholders under applicable law, regulation or rule.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion addresses certain anticipated federal income tax consequences to recipients of awards made under the 2004 Stock Option Plan and to the Company. It is based on the Code and interpretations thereof as in effect on the date of this proxy statement. It is not intended as tax advice to any individual.

  Summary of Current Federal Income Tax Rates for Individuals

     Ordinary income of individuals, such as compensation income, is currently taxed at a top marginal rate of 35%. In addition, the maximum long-term capital gains rate for individuals is currently 15%. The maximum federal income tax rate for qualifying dividends received by individuals is currently 15%.

  Options

     Grant of Options. There will be no federal income tax consequences to the grantee of an Option or the Company upon the grant of either an ISO or an NQO under the 2004 Stock Option Plan.

     Exercise of NQOs. Upon the exercise of an NQO, the grantee generally will recognize ordinary compensation income, subject to withholding and employment taxes, in an amount equal to: (a) the fair market value, on the date of exercise, of the acquired shares of Common Stock, less (b) the exercise price paid for those shares. In general, as long as the Company satisfies the applicable reporting requirements, the Company will be entitled to a tax deduction equal to the compensation income recognized by the grantee. Gains or losses recognized by the grantee upon a subsequent disposition of the shares will be treated as long-term capital gain or loss if the shares are held for more than a year from the date of exercise. Such gains or losses will be short-term gains or losses if the shares are held for one year or less. For purposes of computing gain or loss, the grantee's basis in the shares received will be the exercise price paid for the shares plus the amount of income, if any, recognized upon exercise of the Option.

     Exercise of ISOs. Upon the exercise of an ISO, the grantee will recognize no immediate taxable income for regular income tax purposes, provided the grantee was continuously employed by the Company or a subsidiary from the date of grant through the date which is three months prior to the date of exercise (or through the date which is one year prior to the exercise date in the case of total disability).

     The exercise of an ISO will, however, result in an adjustment for alternative minimum tax purposes in an amount equal to the excess of the fair market value of the shares at exercise over the exercise price. That adjustment may result in alternative minimum tax liability to the grantee upon the exercise of the ISO. Subject to certain limitations, alternative minimum tax paid in one year may be carried forward and credited against regular federal income tax liability for subsequent years. If the grantee retains the shares acquired upon the exercise of the ISO for more than two years from the date of grant and one year from the date of exercise, any gain on a later sale of the shares will be treated as long-term capital gain, and the Company will not be entitled to any tax deduction with respect to the ISO.

     If the grantee disposes of the shares of Common Stock received upon the exercise of an ISO before the expiration of the two-year and one-year holding periods discussed above, a "Disqualifying Disposition" occurs, the grantee will have ordinary compensation income, and the Company will be entitled to a corresponding deduction at the time of such disposition. The amount of ordinary income and deduction generally will be equal to the lesser of: (a) the fair market value of the shares of Common Stock on the date of exercise minus the exercise price; or (b) the amount realized upon disposition of the Common Stock minus the exercise price. If the amount realized on disposition exceeds the value of the shares on the date of exercise, that additional amount will be taxable as capital gain. To be entitled to a deduction as a result of a Disqualifying Disposition, the Company must satisfy applicable reporting requirements.

  Section 162(m) Limitation

     In general, Section 162(m) of the Code limits to $1 million the federal income tax deductions that may be claimed in any tax year of the Company with respect to certain compensation payable to any employee who is the chief executive officer or one of the other four highest paid executive officers of the Company on the last day of that tax year. This limit does not apply to "performance-based compensation" paid under a plan that meets the requirements of Section 162(m) the Code and the regulations promulgated thereunder. The Company believes that the Options to be granted under the 2004 Stock Option Plan will qualify for the performance-based compensation exception to the Section 162(m) limitations under current law because Options will be issued only if stockholder approval is obtained, and any taxable compensation will be based solely on an increase in value of the stock after the date of the Option since Option exercise prices will be no less than fair market value on the date of grant.

  Golden Parachute Tax and Section 280G of the Code

     If an Option is accelerated as a result of a Change in Control, all or a portion of the value of the Option at that time may be a "parachute payment" under Section 280G of the Code for certain employees and other individuals who perform services for the Company. Section 280G generally provides that if parachute payments equal or exceed three times an Option holder's average W-2 compensation for the five tax years preceding the year of the Change in Control, the Company will not be permitted to claim its deduction with respect to any "excess parachute payments" made to the individual. An "excess parachute payment" generally is the portion of a parachute payment that exceeds such individual's average compensation for such period. Section 280G of the Code generally applies to employees or other individuals who perform services for the Company if, within the 12-month period preceding the Change in Control, the individual is an officer of the Company, a shareholder owning more than 1% of the stock of the Company, or a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid

250 employees of the Company. A recipient of an excess parachute payment is subject to a 20% excise tax on such excess parachute payment under Section 4999 of the Code. See page 24 for a description of the Company's payment obligations under the Severance Agreements with respect to this excise tax.

     The discussion set forth above is intended only as a summary and does not purport to be a complete enumeration or analysis of all potential tax effects relevant to recipients of Options under the 2004 Stock Option Plan. We have not undertaken to discuss the tax treatment of Options under the Plan in connection with a merger, consolidation or similar transaction. Such treatment will depend on the terms of the transaction and the method of dealing with the Options in connection therewith.

CERTAIN INTERESTS OF DIRECTORS

     In considering the recommendation of the Board of Directors with respect to the 2004 Stock Option Plan, stockholders should be aware that members of the Board of Directors have certain interests that may present them with conflicts of interest in connection with the proposal to approve the 2004 Stock Option Plan. As discussed above, directors who are also employees of the Company will be eligible for the grant of Options under the 2004 Stock Option Plan; however, none of these directors serve on the Compensation and Stock Option Committee. The Board of Directors believes that approval of the 2004 Stock Option Plan will advance the interests of the Company and its stockholders by encouraging employees to make significant contributions to the long-term success of the Company.

NEW PLAN BENEFITS

     The following table indicates the number of options granted in fiscal 2005 to date. Since future grant amounts are not presently determinable, this table indicates the number of shares of Common Stock that would be received in fiscal 2006 under the 2004 Stock Option Plan and the estimated dollar value thereof assuming that awards are made commensurate with those made in fiscal 2005 to date:

                                                          NUMBER OF SHARES
NAME AND POSITION                                         UNDERLYING GRANTS   DOLLAR VALUE(1)
-----------------                                         -----------------   ---------------
Richard J. Schnieders
  Chairman and Chief Executive Officer..................         85,000         $   603,500
Thomas E. Lankford
  President and Chief Operating Officer.................         74,000             525,400
John K. Stubblefield, Jr.
  Executive Vice President, Finance and
  Administration........................................         40,000             284,000
Larry J. Accardi
  Executive Vice President, Merchandising Services and
  Multi-Unit Sales and President, Specialty
  Distribution..........................................         40,000             284,000
Kenneth F. Spitler
  Executive Vice President, Foodservice Operations......         40,000             284,000
Executive officers as a group, including the Named
  Executive Officers....................................        547,000           3,883,700
All non-executive officers and other employees as a
  group.................................................      8,085,750          57,408,825
All non-employee directors as a group...................            -0-                 -0-
  Total.................................................      8,632,750         $61,292,525

---------------

(1) Assumes an estimated Black-Scholes valuation of $7.10 per option share for options granted to date in fiscal 2005. In applying the Black-Scholes pricing model, we assumed a volatility of 22.4%, a 3.41% risk-free rate of return, a dividend yield at the date of grant of 1.45%, and a 5-year option term. We did not assume any option exercises or risk of forfeiture during the 5-year term. If used, such assumptions could have reduced the reported grant date value. The actual value, if any, an executive may realize upon exercise of options will depend on the excess of the stock price over the exercise price on the date the option is exercised. Consequently, there is no assurance that the value realized, if any, will be at or near the value estimated by the modified Black-Scholes model. Fiscal 2005 option grants were made on September 2, 2004 at an exercise price of $32.19 per share.

REQUIRED VOTE

     The affirmative vote of a majority of votes cast is required to approve this proposal. For purposes of qualifying the shares authorized under the proposed plan for listing on the NYSE, the total votes cast on the proposal must represent over 50% of shares outstanding.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2004 STOCK OPTION
                                     PLAN.

   PROPOSAL TO APPROVE COMPENSATION TO BE PAID TO CERTAIN EXECUTIVE OFFICERS
                  UNDER THE 2004 LONG-TERM INCENTIVE CASH PLAN
                          ITEM NO. 4 ON THE PROXY CARD

     Upon the recommendation of the Compensation and Stock Option Committee, the Board of Directors has adopted the 2004 Long-Term Incentive Cash Plan. The Plan permits us to pay cash bonuses to certain employees based on the achievement of preestablished performance goals over a performance period of at least three fiscal years.

     Payment of compensation under the Plan to the 162(m) Officers (i.e., the Company's chief executive officer and its other four most highly compensated executive officers) is being submitted to stockholders for approval at the 2004 Annual Meeting so that such compensation will qualify as performance-based for purposes of Section 162(m) of the Code. Compensation that qualifies as performance-based for purposes of Section 162(m) of the Code is not subject to the annual Section 162(m) limit on the deductibility of compensation in excess of $1 million with respect to each of the 162(m) Officers.

     If stockholders do not approve this proposal, no bonuses will be paid under the Plan to the 162(m) Officers, regardless of whether bonuses would otherwise be earned; however, the Board may or may not adopt another cash plan in which the 162(m) Officers may participate.

     A copy of the Plan is attached as Appendix C to this Proxy Statement. The description that follows is qualified in its entirety by reference to the full text of the Plan set forth in the Appendix.

PURPOSE OF THE 2004 LONG-TERM INCENTIVE CASH PLAN

     The purpose of the Plan is to provide participants with a meaningful long-term incentive opportunity geared toward the achievement of specific financial performance goals.

ADMINISTRATION

     The Compensation and Stock Option Committee of the Board will administer the Plan. The Committee is composed of "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, "outside directors" within the meaning of Section 162(m) of the Code, and "independent directors" within the meaning of NYSE listing standards.

ELIGIBILITY AND PARTICIPATION

     Eligibility to participate in the Plan is limited to employees of the Company and its subsidiaries. Each year, within 90 days after the beginning of the applicable performance period, the Committee will determine those eligible employees who will participate in the Plan. Currently, approximately 47,180 employees of the Company and its subsidiaries are within the class eligible for selection to participate in the Plan. For the performance period that includes fiscal years 2005 through 2007, the Committee has designated 172 employees, all of whom are participants in the Management Incentive Plan, as participants in the Plan.

AWARD DETERMINATION

     Before the beginning of each performance period, or no later than 90 days thereafter, the Committee will establish performance goals for that performance period. The Committee may base performance goals on any combination of corporate, operating company and individual performance. However, with respect to 162(m) Officers, the Committee will establish the performance goals from one or more of the following criteria:

     - Return on Capital Employed,

     - Sales Growth,

     - Market Share,

     - Margin Growth,

     - Return on Equity,

     - Total Shareholder Return,

     - Increases in Net After-Tax Earnings Per Share,

     - Increases in Operating Pre-Tax Earnings,

     - Operating Profit or Improvements in Operating Profit,

     - Improvements in Working Capital and the Ratio of Sales to Net Working Capital,

     - Reductions in Inventories, Accounts Receivable or Operating Expenses,

     - Net Earnings, and

     - Pre-Tax Earnings.

     Within 90 days after the beginning of each performance period, the Committee, in its sole discretion, will also determine (i) the length of the performance period, which shall be no less than three years in duration, (ii) the payment date for the performance period, (iii) the method for determining performance unit value and payment amount for each participant, and (iv) the number of performance units to be granted to each participant. It is anticipated that awards will be made annually under the Plan which will result in overlapping performance periods.

     The Committee has established increases in net after-tax earnings per share (for corporate participants) and operating pretax earnings (for operating company participants) as the performance goals for the three-year performance period commencing on July 4, 2004 and ending June 30, 2007.

     The maximum payment in respect of any performance period to be paid to any 162(m) Officer shall not exceed 1% of the Company's earnings before income taxes as reported in the Company's Form 10-K for the fiscal year ended immediately prior to the payment date with respect to such performance period.

PAYMENTS

     Payments earned under the Plan will be made in cash on or before the payment date for a given performance period. Payment dates will be determined by the Committee and may not be later than the last day of the fourth month following completion of the applicable performance period. Although none of SYSCO's executive benefit plans currently permit deferral of amounts earned under the Plan, such plans could allow participants to defer amounts earned under the Plan in the future.

TERMINATION OF EMPLOYMENT

     Generally, a participant must be employed on the last day of a performance period to receive payments under the Plan. Therefore, if a participant's employment terminates prior to a Change in Control for any reason other than retirement, death or disability, such participant's performance units will be cancelled and the participant will receive no payment under the Plan. If a participant's employment terminates after the end of a performance period but before the payment date, the participant will be paid any amounts earned during the performance period on the payment date. If a participant's employment is terminated by reason of retirement or disability, such participant will be entitled to receive payment for the full performance period. Performance units can be cancelled if a participant engages in activities competitive with the Company prior to the end of a performance period. If a participant dies prior to the end of a performance period, his or her beneficiaries or personal representatives will be entitled to receive a pro rata portion of any amounts earned.

CHANGE IN CONTROL

     If a Change in Control occurs during a performance period, a participant's performance units with respect to such performance period will be considered vested, and payment will be made to the participant within 90 days after the date of the Change in Control. Payments will be based on the maximum amount that could be paid assuming the highest level of performance is achieved.

     Payments made under the Plan as a result of a Change in Control generally will be treated as a "parachute payment" for purposes of Section 280G of the Code. As a result, with respect to any such payments made to officers, a member of the group consisting of the lesser of the highest paid 1% of the employees of the Company or the highest paid 250 employees of the Company, and any shareholder owning more than 1% of the stock of the Company ("disqualified individuals"), the Company may be unable to claim a tax deduction if the total amount of payments and benefits to be received by the disqualified individual that are contingent on a Change in Control for purposes of Section 280G of the Code ("parachute payments") equal or exceed three times the disqualified individual's average W-2 compensation for the five tax years preceding the year of the Change in Control ("5-year average compensation"). In addition, the disqualified individual may be subject to a 20% excise tax to the extent that parachute payments made to the disqualified individual exceed the disqualified individual's 5-year average compensation if the total parachute payments to the disqualified individual equal or exceed three times the disqualified individual's 5-year average compensation. See page 24 for a description of the Company's payment obligations under the Severance Agreements with respect to this excise tax.

DURATION OF PLAN

     The Plan will expire on September 3, 2009, unless sooner terminated by the Board.

AMENDMENTS

     The Plan may be withdrawn or amended by the Board or the Committee at any time, unless such withdrawal or amendment would have an adverse effect on awards previously granted. In addition, the following amendments, to the extent that they would affect 162(m) Officers, will not be made without stockholder approval:

     - Modifying eligibility requirements,

     - Materially increasing participants' benefits, or

     - Modifying the performance measures for 162(m) Officers.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general description of the federal income tax consequences of compensation paid under the Plan to the 162(m) Officers. This summary does not address any state, local or other non-federal tax consequences associated with the payment of compensation to 162(m) Officers under the Plan. This discussion is intended for the information of stockholders considering how to vote at the annual meeting and not as tax guidance to individuals who participate in the Plan.

  Deductibility of Compensation Paid to 162(m) Officers

     In general, subject to certain limitations, compensation that is paid to the 162(m) Officers under the Plan will be deductible by SYSCO for federal income tax purposes.

     Section 162(m) of the Code generally imposes a $1 million limit on the deductibility compensation paid to a 162(m) Officer for any taxable year. However, compensation that qualifies as performance-based for purposes of
Section 162(m) of the Code is not subject to the Section 162(m) limitation. The Plan has been drafted and is intended to be administered in a manner that would enable the compensation paid to 162(m) Officers to qualify as performance-based for purposes of Section 162(m) of the Code. Shareholder approval of payment of compensation under the Plan to the 162(m) Officers is necessary in order for such compensation to qualify as performance-based for purposes of Section 162(m) of the Code.

     In general, to the extent that compensation paid under the Plan qualifies as performance-based for purposes of Section 162(m) of the Code, the tax deduction that is generally available with respect to such compensation will not be subject to the deductibility limitation of Section 162(m) of the Code.

  Treatment to 162(m) Officers

     The Section 162(m) Officers will recognize ordinary compensation income with respect to any compensation paid under the Plan at the time of payment.

  Tax Withholding

     We will deduct from all Plan payments, any federal, state or local taxes required by law to be withheld with respect thereto.

CERTAIN INTERESTS OF DIRECTORS

     In considering the recommendation of the Board of Directors with respect to the payment of compensation to certain executive officers under the Plan, stockholders should be aware that members of the Board of Directors have certain interests that may present them with conflicts of interest in connection with the proposal to approve the payment of such compensation. As discussed above, directors who are also employees of the Company will be eligible to receive payments under the Plan and have receive grants of performance units for the fiscal 2005 through 2007 performance period. The Board of Directors believes that approval of this proposal will advance the interests of the Company and its stockholders by encouraging employees to make significant contributions to the long-term success of the Company.

NEW PLAN BENEFITS

     The following table indicates the number of performance units that were granted in fiscal 2005. No other performance units are expected to be granted in fiscal 2005 under the Plan. Because the number of performance units that may be granted in the future is not determinable at this time, this table indicates the number of performance units that would be granted in fiscal 2006 under the 2004 Long-Term Incentive Cash Plan and the estimated dollar value thereof assuming that grants are made commensurate with those made in fiscal 2005 and the maximum performance level is achieved:

                                                                  NUMBER OF           MAXIMUM
NAME AND POSITION                                             PERFORMANCE UNITS   DOLLAR VALUE(1)
-----------------                                             -----------------   ---------------
Richard J. Schnieders
  Chairman and Chief Executive Officer......................        79,000          $ 4,147,500
Thomas E. Lankford
  President and Chief Operating Officer.....................        14,500              761,250
John K. Stubblefield, Jr.
  Executive Vice President, Finance and Administration......         8,500              446,250
Larry J. Accardi
  Executive Vice President, Merchandising Services and
  Multi-Unit Sales and President, Specialty Distribution....         8,500              446,250
Kenneth F. Spitler
  Executive Vice President, Foodservice Operations..........         8,500              446,250
Executive officers as a group, including the Named Executive
  Officers..................................................       169,500            8,898,750
All non-executive officers and other employees as a group...       277,250           14,555,625
All non-employee directors as a group.......................           -0-                  -0-
  Total.....................................................       446,750          $23,454,375

---------------
(1) Based on a maximum payment per unit of $52.50. Actual payout amounts will not be determinable until the end of the three-year performance period and may be less than the amounts shown. If minimum performance levels are not met, no payments will be made.

REQUIRED VOTE

     The affirmative vote of a majority of votes cast is required to approve the payment of compensation to certain executive officers pursuant to the Plan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PAYMENT OF
                            COMPENSATION TO CERTAIN
     EXECUTIVE OFFICERS PURSUANT TO THE 2004 LONG-TERM INCENTIVE CASH PLAN.

                              SHAREHOLDER PROPOSAL
                          ITEM NO. 5 ON THE PROXY CARD

     The following proposal was submitted by stockholders who have given notice that they intend to present for action at the Annual Meeting the resolution described below. Pursuant to Rule 14a-8(l)(1) promulgated under the Securities Exchange Act of 1934, the Company will provide the name, address and number of Company securities held by the proponents of this proposal promptly upon receipt of a written or oral request.

          RESOLVED: Shareholders request that our Board review the Company's policies for food products containing genetically engineered (GE) ingredients and report (at reasonable cost and omitting proprietary information) to shareholders within six months of the annual meeting on the results of the review, including

        (i) the extent that the Company's proprietary food products are derived from or contain GE ingredients;

        (ii) the environmental impacts of continued use of GE ingredients in food products sold or manufactured by the company;

        (iii) any contingency plan for sourcing non-GE food ingredients should circumstances so require;

        (iv) any issues of competitive advantage and/or brand name loyalty from use or non-use of GE ingredients.

SUPPORTING STATEMENT

  Concerns about the impact of genetically engineered food on humans or the environment include:

     The National Academy of Sciences report Biological Confinement of Genetically Engineered Organisms (1/2004) states that "It is possible that some engineered genes that confer pest resistance or otherwise improve a crop plant might contribute to the evolution of increased weediness in wild relatives -- especially if the genes escape to an organism that already is considered a weed."..."Other concerns about transgenic organisms include their effects on nontarget populations -- including humans -- and the potential for transgenes to disperse and spread before becoming deregulated in particular regions or nations." (p. 3-4)

     Gone to Seed, a study by the Union of Concerned Scientists (3/2004) found that genetically engineered DNA is contaminating U.S. traditional seeds of corn, soybeans and canola and that if left unchecked could disrupt agricultural trade, unfairly burden the organic foods industry, and allow hazardous materials into the food supply.

     The FDA does not require producers of GE food products to seek prior FDA approval of finished GE food products; producers of GE-products are merely encouraged to have voluntary safety consultations with the FDA. It is the developer's responsibility to assure that the food is safe. (The exception is that GE food qualifying as an additive must conform to FDA regulations and be appropriately labeled. However, to date, very few GE food products have been subjected to FDA's regulations on additives.)

     Weed resistance to the herbicide used widely by farmers who plant genetically engineered herbicide resistant crops, is increasing. (Penn State College of Agriculture Sciences News 5/30/03).

     The testing protocol on foods derived from biotechnology adopted in 2003 by the Joint UN FAO/WHO Codex Alimentarius Commission is not required by the FDA to assess GE foods on the U.S. market.

     In December 2002, StarLink corn, not approved for human consumption, was detected in a U.S. corn shipment to Japan. StarLink first contaminated U.S. corn supplies in September 2000, triggering a recall of 300 products.

  Indicators of market resistance to GE-foods:

     A USDA survey indicates that most Foreign Agricultural Service offices expected their host nations to react toward GE-wheat with opposition or uncertainty. Of the offices surveyed, 17 responded negatively, 32 responded with uncertainty, and only 4 responded positively. (Reuters, 03/15/04)

     A Pew Global Attitudes survey (6/2003) indicates that Western Europeans in surveyed countries and Japanese overwhelmingly oppose GE-foods for health and environmental reasons. In the United States 55% are opposed according to this survey.

     Many of Europe's larger food retailers [J. Sainsbury (UK), Carrefour (France's largest retailer), Migros (Switzerland's largest food chain), Delhaize (Belgium), Marks and Spencer (UK), Superquinn (Ireland) and Esselunga (Italy)] have committed to removing GE ingredients from their proprietary products.

------------------------------

                THE BOARD OF DIRECTOR'S STATEMENT IN OPPOSITION

     As the leader in the foodservice distribution industry, we recognize the importance of food safety, not only with respect to the well being of consumers, but also as it relates to the success and reputation of our Company. The proponents request that we undertake to review and report on the Company's policies with respect to genetically engineered foods. While our management and the Board of Directors share the proponents' conviction that food safety should be, as it is, a top priority for SYSCO, we nonetheless believe that the proposal set forth above should be rejected for the reasons set forth below:

     - The GMO opponents should address their demands to the governmental entities overseeing food safety rather than to food distributors that do not own food manufacturing facilities.

     - The report they have requested is impracticable and would not assist decision making regarding these issues.

     - The Board believes that no meaningful report on this subject matter could be produced without including and discussing confidential and proprietary business information. As it has stated in the past, the Board believes that publication of this information would be harmful to the Company. However, the omission of this information from such a report could produce a document that would at best be of little benefit and may even be misleading.

     - The Company is involved in ongoing efforts to develop the capability to meet demands for alternative-source food products.

     SYSCO takes every step that is mandated, as well as many more that exceed government requirements, to verify the safety of the foods we distribute and that these products are developed and processed in accordance with all government regulations. This also includes our SYSCO Brand products, which are developed and monitored by our staff of approximately 180 quality assurance professionals. These individuals are in the fields, on the production lines and in contact with our suppliers, and they represent a commitment to food safety that is unsurpassed in the foodservice industry. SYSCO complies, and will continue to comply, with all applicable government regulations.

     In November 2003, the FDA's Consumer Magazine quoted Commissioner Mark McClellan, M.D., Ph.D., as saying, "The FDA will continue to reach out to the public to help consumers understand the scientific issues and the agency's policies regarding genetically engineered food. The FDA, in cooperation with USDA and EPA, will continue its oversight of new and emerging food biotechnology products and will be vigilant in ensuring the safety and integrity of the food supply." SYSCO will continue to urge regulatory authorities to take all steps necessary based on sound scientific principles to assure that all new food technologies are safe for consumers and the environment. SYSCO, directly and through the trade associations to which we belong, will support and actively lobby Congress and federal regulatory agencies to increase the funding for development of scientific analysis and regulations that will ensure the safety of America's foods.

     Preparing the report requested by the proponents would be difficult as a practical matter because it is difficult to determine with any level of precision the accurate amount of GE ingredients in many food products, particularly prepared products. Further, we understand that the use of genetic engineering with respect to certain raw materials such as corn and soybeans is widespread. We also understand that current agricultural storage and transportation methods make it extremely difficult to completely segregate modified crops from unmodified crops. This means that any information available from growers or manufacturers could be inconsistent. As a result, we believe that the report requested by the proponents cannot be prepared at a reasonable cost or with any significant degree of accuracy.

     The Company will continue to develop and revise plans as required to address business and food safety issues as they arise. These issues are critical to the Company's business. We believe that the publication of the Company's business plans as requested would compromise its efforts and business. The proposed report would require the Company (i) to make public confidential and proprietary business information regarding its products and business plans; and
(ii) to make highly speculative scientific and environmental judgments about issues which the Company is not in a position to evaluate independently. Such a report would not advance consumer safety, but it would harm the business interests of the Company and its stockholders.

     SYSCO distributes products that comply with federal and state laws and labeling regulations. We are further committed to the distribution of only those products that meet our specific and exacting quality and safety standards. SYSCO will continue to work actively with our suppliers to develop even greater product choices for our customers, including certain GMO-free products, organic products, products farmed with Integrated Pest Management systems and food products with specifications such as those proposed by eco-label organizations that support sustainable agriculture. We are also taking a leading role in supporting a new vision of agricultural practices to protect the land and environment for future generations through Integrated Pest Management and Sustainable Agricultural standards that will be implemented nationwide by suppliers who provide us SYSCO Brand canned and frozen fruits and vegetables.

     SYSCO's mission is to help our customers succeed. Therefore, we are committed to ongoing, successful and effective food safety programs.

     The Company opposes this proposal on the basis that it would require significant cost and business risks without the prospect of advancing food safety. The Company does emphasize that it is committed to the use of only those ingredients that meet its high quality and safety standards. We will continue to support the efforts of regulatory authorities to take whatever steps are necessary to assure that any new food technology is safe for consumers and the environment. The Company's stockholders and consumers can count on its compliance with all such regulations. Particularly in light of the scientific and regulatory attention being given to the use of genetically modified ingredients, the Company believes that preparation and publication of the report requested in this proposal would not constitute an effective use of the Company's assets.

     The affirmative vote of a majority of votes cast is required to approve this proposal. Similar proposals were presented to SYSCO stockholders in 2002 and 2003. Those proposals were soundly defeated, receiving the affirmative vote of 7.5% or less of votes cast on the proposal each year.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE PROPOSAL ON GENETICALLY
                                ENGINEERED FOOD.

                             STOCKHOLDER PROPOSALS

PRESENTING BUSINESS

     If you want to present a proposal under Rule 14a-8 of the Exchange Act at our 2005 Annual Meeting of Stockholders, send the proposal in time for us to receive it no later than May 27, 2005. If the date of our 2005 Annual Meeting is subsequently changed by more than 30 days from the date of this year's Annual Meeting, we will inform you of the change and the date by which we must receive proposals. If you want to present business at our 2005 Annual Meeting outside of the shareholder proposal rules of Rule 14a-8 of the Exchange Act and pursuant to Article I, Section 9 of the Company's Bylaws, the Corporate Secretary must receive notice of your proposal by August 14, 2005, but not before July 5, 2005 and you must be a stockholder of record on the date you provide notice of your proposal to the Company and on the record date for determining stockholders entitled to notice of the meeting and to vote.

NOMINATING DIRECTORS FOR ELECTION

     The Corporate Governance and Nominating Committee will consider any director nominees you recommend in writing for the 2005 Annual Meeting if the Corporate Secretary receives notice by August 14, 2005, but not before July 5, 2005 and you are a stockholder of record on the date you provide notice of your recommendation or nomination to the Company and on the record date for determining stockholders entitled to notice of the meeting and to vote. You may also nominate an individual for election as a director at the 2005 Annual Meeting.

     In either event, your notice must include the following information for each person you are recommending or nominating for election as a director:

     - the name, age, business address and residence address of the person;

     - the principal occupation or employment of the person;

     - the class or series and number of shares of SYSCO capital stock which the person owns beneficially or of record; and

     - any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

     In addition, your notice must include the following information about yourself:

     - your name and record address;

     - the class or series and number of shares of capital stock of SYSCO that you own beneficially or of record;

     - a description of all arrangements or understandings between you and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination(s) are to be made;

     - a representation that you intend to appear in person or by proxy at the meeting to nominate the person or persons named in your notice; and

     - any other information about yourself that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

     The notice must include a written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of SYSCO unless recommended by the Corporate Governance and Nominating Committee and nominated by the Board or nominated in accordance with the procedures set forth above.

MEETING DATE CHANGES

     If the date of next year's Annual Meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the date of this year's Annual Meeting, we will inform you of the change and we must receive your director nominee notices or your shareholder proposals outside of Rule 14a-8 of the Exchange Act by the latest of 90 days before the Annual Meeting, 10 days after we mail the notice of the changed date of the Annual Meeting or 10 days after we publicly disclose the changed date of the Annual Meeting.

                                                                      APPENDIX A

                               SYSCO CORPORATION
                            AUDIT COMMITTEE CHARTER

ORGANIZATION

     The Board of Directors of SYSCO Corporation shall establish an Audit Committee whose members shall be appointed by the Board on the recommendation of the Corporate Governance and Nominating Committee. The Audit Committee shall have a minimum of three members and be composed entirely of directors who are independent of the management of SYSCO, are free of any relationship that, in the affirmative opinion of the Board, would interfere with their exercise of independent judgment as a Committee member, who are financially literate, and who otherwise meet the NYSE's definition of "independent" and the definition of "independence" contained in Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended. At least one member of the Committee shall be an "audit committee financial expert" as such term is defined in rules to be promulgated by the Securities and Exchange Commission. Committee members cannot serve on the audit committees of more than two other companies.

STATEMENT OF POLICY

     The Audit Committee shall provide assistance to the directors in fulfilling their responsibilities to shareholders, potential shareholders, and the investment community with respect to compliance with legal and regulatory requirements, corporate accounting, reporting practices, and the quality and integrity of the financial reports of SYSCO, oversight of the independent auditors' qualifications and independence, and evaluation of the performance of SYSCO's internal audit department and independent auditors. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

     In the performance of its responsibilities, the Audit Committee must maintain free and open means of communication among the directors, the independent auditors, SYSCO's internal audit department ("Operations Review"), and executive and financial management. The Audit Committee shall have full access, without restriction, to all information which it believes, in the members' judgment, is required to fulfill its responsibilities. The independent auditors report directly to the Audit Committee and are accountable to the Board of Directors and the Audit Committee as shareholder representatives.

     In executing its responsibilities, the Audit Committee's policies and procedures should be flexible in order to best react to changing conditions, and to insure that the accounting and reporting practices of SYSCO meet or exceed all applicable legal and regulatory requirements. In carrying out its responsibilities, the Audit Committee shall meet as often as it determines, but not less frequently than quarterly.

     In order to assist it in fulfilling its obligations set forth herein, the Committee shall review:

     - Major issues regarding accounting principles and financial statement presentations, including any significant changes in SYSCO's selection or application of accounting principles, and major issues as to the adequacy of SYSCO's internal controls and any special audit steps adopted in light of material control deficiencies, if any.

     - Analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effect of alternative GAAP methods on the financial statements.

     - The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements.

RESPONSIBILITY WITH RESPECT TO INDEPENDENT AUDITORS

     With respect to the Company's independent auditors, the Audit Committee shall:

     - Select and oversee the independent auditors who shall audit the consolidated financial statements of SYSCO Corporation and its divisions and subsidiaries; with sole power of dismissal.

     - Approve fee arrangements with the independent auditors for audit and permitted non-audit services and annually review fees paid to the firm.

     - Review the experience and qualifications of the senior members of the independent auditor's team.

     - Pre-approve the retention of the independent auditors for any audit services (including comfort letters and statutory audits), internal control-related services and permitted non-audit services.

     - Review and discuss with the independent auditors and with management, the annual audited financial statements and management's discussion and analysis contained in the annual report to shareholders and Form 10-K prior to release to the public or filing with the appropriate agencies, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     - Review and discuss with the independent auditors and with management, the earnings press releases, and the type and presentation of information therein, prior to release to the public.

     - Require that the independent auditors conduct an SAS 71 Interim Financial Review before the Company files its Form 10-Q.

     - Meet with the independent auditors at the conclusion of the audit to review the results and discuss any difficulties the auditors encountered in the course of the audit work, including any restrictions on the scope of their activities or access to requested information. In connection with this review, discuss the independent auditors' evaluation of SYSCO's financial, accounting, and auditing personnel, the level of cooperation that the independent auditors received during the course of the audit, accounting adjustments, any material issues on which the national office of the independent auditor was consulted by the Company's audit team, significant auditing or accounting issues or disagreements with management and any management response thereto, and any management or internal control letters issued or proposed to be issued. This review shall also include a discussion of the responsibilities, budget and staffing of Operations Review.

     - Review and discuss with management and the independent auditors the Company's quarterly financial statements and management's discussion and analysis prior to filing Form 10-Q, including the results of the auditor's review of the quarterly financial statements.

     - Obtain and review at least annually a written report from the independent auditors describing their internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of them, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by them and any steps taken to deal with any such issues; and all relationships between the independent auditor and the Company. After reviewing this report, the Committee should evaluate the independent auditor's qualifications, performance and independence, including considering whether the auditor's internal controls are adequate and the provision of any permitted non-audit services is compatible with maintaining independence, and present its conclusions to the full Board. This evaluation shall include a review and evaluation of the lead partner of the independent auditor and shall take into account the opinions of management and Operations Review.

     - Assure the regular rotation of the lead audit partner as required by law, and consider, in order to assure continuing auditor independence, whether there should be regular rotation of the audit firm itself.

     - Obtain and review at least annually a written report from the independent auditors describing all critical accounting policies and practices to be used by SYSCO; all alternative treatments of financial information within generally accepted accounting principles that have been discussed with SYSCO management; ramifications of the use of such alternative disclosures and treatments, and the treatments preferred by the independent auditors; and other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

     - Require the independent auditors to provide a formal written statement that delineates all relationships between the independent auditor and SYSCO. The Committee will ensure, through communicating with the independent auditor, that no relationship or services will impact the auditor's independence or objectivity.

RESPONSIBILITY WITH RESPECT TO OTHER MATTERS

     With respect to other matters, the Committee shall:

     - Meet separately, at least quarterly with Operations Review, with the independent auditors, and with management.

     - Review at least annually, with the independent auditors, Operations Review, and executive and financial management the adequacy and effectiveness of SYSCO's accounting and financial controls and practices. Discuss significant major financial risks and exposures and steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. Request recommendations for improvement of such controls, including identified areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

     - Meet with the independent auditors and executive and financial management to review the scope and staffing of the proposed audit for the ensuing fiscal year including the audit procedures to be employed.

     - Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     - When applicable, review and discuss with management, Operations Review and the independent auditors the Company's internal controls report and the independent auditor's attestation of the report prior to the filing of the Company's Form 10-K.

     - Review the adoption, application and disclosure of the Company's critical accounting policies and any changes thereto.

     - Review periodically SYSCO's Code of Business Conduct, including the results of the review by Operations Review of compliance with the Code, particularly with regard to the functioning of the ethics committees at SYSCO and its subsidiaries.

     - Review at least annually Operations Review including its performance, independence and authority, its proposed audit plans and scope for the ensuing year, and the coordination of such plans with the independent auditors.

     - Receive prior to each meeting as appropriate, from Operations Review and the independent auditors, reports summarizing the findings of completed internal reviews, and a progress report of accomplished versus planned activities. Any deviations from planned activities should be adequately explained.

     - Review and approve the Committee's report required by the SEC to be included in the Company's annual Proxy Statement.

     - Review and approve significant related party transactions.

     - Determine that the disclosures and content of the financial statements are satisfactory for submission to the shareholders and for filing with the Securities and Exchange Commission. Such determination will be made through discussions with independent auditors and executive and financial management.

     - Establish procedures for the receipt, retention and treatment of complaints received by SYSCO regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     - Review and discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any public reports or articles which raise material issues regarding the Company's financial statements or accounting policies or practices.

     - Review the quality and sufficiency of the accounting and financial resources required to meet the financial and reporting objectives as determined by the Committee. Review the succession planning process for the accounting, internal audit and financial reporting areas.

     - Review and determine appropriateness of the Company hiring any employee or former employee of the Company's independent auditors and set clear hiring policies with respect thereto.

     - Review all allegations brought to the Committee's attention, regardless of source, of inappropriate or improper accounting practices, fraud or other illegal acts.

     - Investigate any matter brought to its attention within the scope of its duties. The Committee shall have the power to retain outside counsel and/or advisors, including a public accounting firm other than the current independent auditor, if, in its judgment, that is appropriate and shall have appropriate funding to compensate such advisors.

     - Review and discuss financial information and earnings guidance provided to analysts and rating agencies.

     - Discuss with the Company's General Counsel legal matters that may have a material impact on the Company's financial statements or internal controls.

     - Submit the minutes of all meetings of the Committee to, or orally report the matters discussed at each committee meeting with, the Board of Directors.

     - Establish a standard of conduct concerning relationships of management, the Committee, and individual Board members, with the independent auditors and review those relationships on an annual basis.

     - Evaluate annually the performance of the Audit Committee.

     - Review and assess the adequacy of this Charter annually and recommend any changes to the Board for approval.

                                                                      APPENDIX B

                               SYSCO CORPORATION
                             2004 STOCK OPTION PLAN

                                   SECTION 1

                                    GENERAL

     1.1 Purpose. The SYSCO Corporation 2004 Stock Option Plan (the "Plan") has been established by SYSCO Corporation (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants (as defined in Section 1.2 below), by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's stockholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and its Subsidiaries, as defined in Section 7(i), including the growth in value of the Company's equity and enhancement of long-term stockholder return.

     1.2 Participation. Subject to the terms and conditions of the Plan, the Committee (as defined in Section 5) shall determine and designate, from time to time, from among the Eligible Grantees, as defined in Section 7(f) (including transferees of Eligible Grantees to the extent the transfer is permitted by the Plan and the applicable Option Agreement), those persons who will be granted one or more Options under the Plan, and thereby become "Participants" in the Plan.

     1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Options granted under the Plan, shall be subject to the provisions of Section 3 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 7 of the Plan).

                                   SECTION 2

                                    OPTIONS

     2.1 Definitions. The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may either be Incentive Stock Options ("ISOs") or Non-Qualified Options ("NQOs"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"). An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

     2.2 Exercise Price.  The Exercise Price of each Option granted under this
Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Option and no Option may be repriced in violation of Section 6 below.

     2.3 Exercise.

          (a) Subject to the provisions of the Plan, an Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee; provided, however, that no Option may be exercised more than seven years after its grant date.

          (b) Except as set forth in paragraphs 2.7 and 3.13, no Option granted hereunder may be exercised after the earlier of (i) the expiration of the Option or (ii) ninety days after the severance of an Option holder's employment with the Company or any Subsidiary.

          (c) Whether an authorized leave of absence, or an absence for military or government service, constitutes severance of an Option holder's employment relationship with the Company or a Subsidiary will be determined by the Committee at the time of the event, in its sole discretion.

     2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

          (a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

          (b) The Exercise Price shall be payable in cash or by tendering (either by actual delivery of shares or by attestation) shares of Stock that are acceptable to the Committee, have been held by the participant for at least six months, and were valued at Fair Market Value as of the day the shares are tendered, or in any combination of cash, shares, or attested shares, as determined by the Committee.

          (c) To the extent permitted by applicable law, a Participant may elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

     2.5 Settlement of Option. Shares of Stock delivered pursuant to the exercise of an Option shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Option Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option as the Committee determines to be desirable.

     2.6 Dividends and Dividend Equivalents. With respect to any Option granted under the Plan, the Committee may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Option (both before and after the Stock subject to the Option is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

     2.7 Termination of Employment Due to Death, Disability or
Retirement. Notwithstanding anything else contained herein to the contrary, if before the expiration of an Option, an Option holder's employment relationship with the Company or a Subsidiary terminates as a result of retirement in good standing or disability under the established rules of the Company then in effect, the Option will remain in effect, vest and be exercisable in accordance with its terms as if the Option holder remained an employee of the Company or Subsidiary. In the event of an Option holder's death during the term of his or her Option, all unvested Options will vest immediately and may be exercised by the Option holder's estate, or by the person to whom such right devolves from the Option holder by reason of his or her death, at any time within three years after the date of the Option holder's death but in no event later than the original termination date of the Option. In no event may an Option be exercised after three years following the Option holder's death.

     2.8 Vesting. Except as set forth in paragraph 2.7 above, no Option granted hereunder may vest in excess of 1/3 of the number of shares subject to the Option per year for the first three years after the grant date.

                                   SECTION 3

                          OPERATION AND ADMINISTRATION

     3.1 Effective Date; Duration. The Plan shall be effective as of the date of its approval by the stockholders of the Company (the "Effective Date"). The Plan shall have a duration of three years from the Effective Date; provided that in the event of Plan termination, the Plan shall remain in effect as long as any Options under it are outstanding; provided further, however, that no Option may be granted under the Plan on a date that is more than three years from the Effective Date.

     3.2 Options Subject to Plan. Options granted under the Plan shall be subject to the following:

          (a) Subject to the following provisions of this subsection 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 23,500,000 shares of Stock.

          (b) To the extent any shares of Stock covered by an Option are not delivered to a Participant or beneficiary because the Option is forfeited or canceled, or the shares of Stock are not delivered because they are used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. The maximum number of shares of Stock available for delivery under the Plan shall not be reduced for shares subject to plans assumed by the Company in an acquisition of an interest in another company.

          (c) Subject to adjustment in accordance with paragraphs 3.2(d) and 3.2(e), the following additional maximums are imposed under the Plan:

             (i) Subject to the overall maximum number of shares of Stock that may be issued in accordance with Section 3.2(a) of the Plan, the maximum number of shares of Stock that may be issued pursuant to Options intended to be ISOs shall be 23,500,000;

             (ii) During any fiscal year, the Company may not grant Options to purchase a number of shares of Stock in excess of 1 1/2% of the Company's outstanding Stock on the first day of the fiscal year in which grants are being made;

             (iii) The maximum number of shares of Stock that may be covered by Options granted during a given fiscal year to any individual who is listed as a "named executive officer" in the summary compensation table contained in the Company's proxy statement for its annual meeting of stockholders filed with the Securities and Exchange Commission ("SEC") during such fiscal year shall be 200,000; and

             (iv) The maximum number of shares of Stock that may be issued in settlement of dividend equivalent rights shall be 250,000.

          (d) If the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination, subdivision or similar transaction, or if the Company makes an extraordinary dividend or distribution to its stockholders (including without limitation to implement a spinoff) (each, a "Corporate Transaction") then, subject to any required action by the stockholders of the Company, the number and kind of shares of Company stock available under the Plan or subject to any limit or maximum hereunder shall automatically be proportionately adjusted, with no action required on the part of the Committee or otherwise. Subject to any required action by the stockholders, the number and kind of shares covered by each outstanding Option, and the price per share in each such Option, may, at the discretion of the Committee, be proportionately adjusted for any increase or decrease in the number of issued shares of the Company resulting from a Corporate Transaction or any other increase or decrease in the number of such shares, or any decrease in the value of such shares, effected without receipt of consideration by the Company; provided that only adjustments designed to maintain, rather than increase, the economic value of outstanding Options may be made without stockholder approval. Notwithstanding the foregoing, no fractional shares shall be issued pursuant to or made subject to an Option in making the foregoing adjustments. All adjustments made by the Committee under this Section shall be final, conclusive and binding upon the holders of Options.

          (e) If the Company merges or consolidates with another corporation, whether or not the Company is a surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets while unexercised Options remain outstanding under this Plan, (A) subject to the provisions of clause (C) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of that Option or in place of it, as the case may be, to receive, at the option of the Committee and in lieu of shares of Stock, (i) the number and class or classes of shares of Stock or other securities or property to which the holder would have been entitled if, immediately prior to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares of Stock as to which that Option may be exercised or are subject to the Option or (ii) shares of stock of the company that is the surviving corporation in such merger, consolidation, liquidation, sale or other disposition having a value, as of the date of payment under subjection 3.2(e)(i) as determined by the Committee in its sole discretion, equal to the value of the shares of Stock or other securities or property otherwise payable under subsection 3.2(e)(i); (B) if Options have not already become exercisable under Section 4 hereof, the Board of Directors may waive any limitations set forth in or imposed pursuant to this Plan so that all Options, from and after a date prior to the effective date of that merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and (C) all outstanding Options may be cancelled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition provided that any optionee shall have the right immediately prior to such event to exercise his or her Option to the extent such optionee is otherwise able to do so in accordance with this Plan (including Section 4 hereof) or his individual Option agreement; provided, further, that any such cancellation pursuant to this Section 3.2(e) shall be contingent upon the payment to the affected Participants of an amount equal to (i) in the case of any out-of-the-money Option, cash, property or a combination thereof having an aggregate value equal to the value of such Option, as determined by the Committee or the Board of Directors, as applicable, in its sole discretion, and (ii) in the case of an in-the-money Option, cash, property or a combination thereof having an aggregate value equal to the excess of the value of the per-share amount of consideration paid pursuant to the merger, consolidation, liquidation, sale or other disposition, as the case may be, giving rise to such cancellation, over the exercise price of such Option multiplied by the number of shares of Stock subject to the Option.

          (f) In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the shares within the meaning of this Plan.

          (g) Any adjustments pursuant to Section 3.2(e) shall be made by the Board or Committee, as the case may be, whose determination in that respect shall be final, binding and conclusive, regardless of whether or not any such adjustment shall have the result of causing an ISO to cease to qualify as an ISO.

          (h) Except as hereinbefore expressly provided in this Section 3, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to an Option, unless the Committee shall otherwise determine.

          (i) The grant of any Option pursuant to this Plan shall not affect in any way the right or power of the Company (A) to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, (B) to merge or consolidate, (C) to dissolve, liquidate or sell, or transfer all or any part of its business or assets or (D) to issue any bonds, debentures, preferred or other preference stock ahead of or affecting the Stock. If any action described in the preceding sentence results in a fractional share for any Participant under any Option hereunder, such fraction shall be completely disregarded and the Participant shall only be entitled to the whole number of shares resulting from such adjustment.

     3.3 General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

          (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

          (b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

     3.4 Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law.

     3.5 Transferability. Except as otherwise provided by the Committee, Options under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

     3.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     3.7 Agreement With Company. An Option under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe; provided, however, that no Option granted under the Plan shall contain any provision entitling the optionee to the automatic grant of additional Options in connection with any exercise of the original Option. The terms and conditions of any Option granted to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an "Option Agreement" regardless of whether any Participant signature is required.

     3.8 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

     3.9 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     3.10 Limitation of Implied Rights.

     (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

     (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Option under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the Option is exercised and Stock is issued to the individual.

     3.11 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and shall be signed, made or presented by the proper party or parties.

     3.12 Forfeiture. Notwithstanding any other provision of this Plan, except as provided in Section 3.13 below, if the Committee finds by a majority vote that (i) a Participant, before or after termination of his or her employment with the Company or a Subsidiary (as used in this Section 3, an "Employer") for any reason, (a) committed fraud, embezzlement, theft, a felony, or proven dishonesty in the course of his or her employment by Employer, and by such act damaged Employer, or (b) disclosed trade secrets of Employer; or (ii) the Participant, before or after termination of his or her employment with Employer for any reason, participated, engaged or had a financial or other interest (whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise) in any commercial endeavor in the United States competitive with the business of Employer (a) in violation of the SYSCO Corporation Code of Business Conduct, as in effect on the date of such participation or other engagement, or (b) in such a manner that would have violated the Code of Business Conduct had Participant been employed by Employer at the time of the activity in question, then any outstanding Options which have not been exercised will be forfeited. The decision of the Committee as to the nature of a Participant's conduct, the damage done to Employer and the extent of the Participant's competitive activity will be final. No decision of the Committee, however, will affect the finality of the discharge of the Participant by Employer in any manner.

     3.13 Termination of Employment Following Change in Control. In the event that the employment of a Participant who is an employee of the Company or a Subsidiary is terminated by the Company other than for Cause, as defined in
Section 7(c), during the 24-month period following a Change in Control, as defined in Section 7(d), all of such Participant's outstanding Options may thereafter be exercised by the Participant, to the extent that such Options were exercisable as of the date of such termination of employment, for (x) a period of 24 months from such date of termination or (y) until expiration of the stated term of such Option, whichever period is the shorter. The provisions of clause
(ii) of Section 3.12 of the Plan shall not apply to any Participant who incurs a termination of employment pursuant to this Section 3.13, with respect to activity after such termination of employment.

                                   SECTION 4

                               CHANGE IN CONTROL

     Subject to the provisions of paragraph 3.2(d) (relating to the adjustment of shares), and except as otherwise provided in the Plan or the Option Agreement reflecting the applicable Option, upon the occurrence of a Change in Control as defined in Section 7(d), all outstanding Options shall become fully exercisable.

                                   SECTION 5

                                   COMMITTEE

     5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 5. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are nonemployee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and are outside directors within the meaning of Code Section 162(m). Subject to any restrictions imposed by any exchange or trading system on which the Stock may be listed, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. Unless otherwise determined by the Board, SYSCO's Compensation and Stock Option Committee shall be designated as the "Committee" hereunder.

     5.2 Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

          (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Options, to determine the time or times of receipt, to determine the types of Options and the number of shares covered by the Options, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Options, and (subject to the restrictions imposed by Section 6) to cancel or suspend Options.

          (b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Option Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan are final and binding on all persons.

          (e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and by-laws of the Company, and applicable state corporate law.

     5.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers hereunder, including without limitation, the power to designate Participants hereunder and determine the amount, timing and terms of Options hereunder, to any person or persons selected by it, including without limitation, any executive officer of the Company. Any such allocation or delegation may be revoked by the Committee at any time.

     5.4 Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive unless the Committee determines such records to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                   SECTION 6

                           AMENDMENT AND TERMINATION

     (a) The Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without stockholder approval:

          (i) any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

          (ii) any change in the class of persons eligible to receive ISOs under the Plan;

          (iii) any change in the requirements of Section 2.2 hereof regarding the Exercise Price;

          (iv) any repricing of any Option issued under the Plan by (A) lowering the exercise price of that Option or (B) canceling that Option and subsequently granting a new Option with a lower exercise price, or any other award, to the extent that such cancellation, replacement or grant would fall within the definition of "repriced" contained in Item 402(i) of Regulation S-K promulgated under the Securities Act of 1933, such definition to be applied to grants to all persons, not only "named executive officers" as that term is defined in Item 402(a)(3) of Regulation S-K;

          (v) any material amendment to the Plan; or

          (vi) any other amendment to the Plan that would require approval of the Company's stockholders under applicable law, regulation or SEC or stock exchange rule.

Notwithstanding any of the foregoing, adjustments pursuant to paragraph 3.2(d) shall not be subject to the foregoing limitations of this Section 6.

     (b) Options may not be granted under the Plan after the date of termination of the Plan, but Options granted prior to that date shall continue to be exercisable according to their terms.

                                   SECTION 7

                                 DEFINED TERMS

     In addition to the other definitions contained herein, the following definitions shall apply:

          (a) Affiliated Company. The term "Affiliated Company" means any company controlled by, controlling or under common control with the Company.

          (b) Board. The term "Board" shall mean the Board of Directors of the Company.

          (c) Cause. The term "Cause" means, unless otherwise provided by the Committee, (1) "Cause" as defined in any Individual Agreement, as defined below, to which the Participant is a party, or (2) if there is no such Individual Agreement or if it does not define Cause: (A) conviction of the Participant for committing a felony under federal law or the law of the state in which such action occurred, (B) dishonesty in the course of fulfilling the Participant's employment duties or (C) willful and deliberate failure on the part of the Participant to perform the Participant's employment duties in any material respect. The Committee shall, unless otherwise provided in an Individual Agreement with a Participant, have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

          (d) Change in Control.  The term "Change in Control" shall mean:

             (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this Section 7(d), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company or (4) any acquisition by any corporation pursuant to a transaction that complies with Sections 7(d)(iii)(A), 7(d)(iii)(B) and 7(d)(iii)(C);

             (ii) The occurrence of the following: Individuals who, as of November 12, 2004, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to November 12, 2004 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

             (iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a "Business Combination"), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

             (iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          (e) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          (f) Eligible Grantee. The term "Eligible Grantee" shall mean any employee of the Company or a Subsidiary. An Option may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or the Subsidiaries, provided that such Option shall not become vested prior to the date the employee first performs such services.

          (g) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, then the "Fair Market Value" as of that date shall be the closing sale price of the Stock on the first business day prior to that date on the New York Stock Exchange.

          (h) Individual Agreement. "Individual Agreement" means a written employment or similar agreement between a Participant and the Company or one of its Subsidiaries or a written Option grant agreement under the Plan.

          (i) Subsidiary. The term "Subsidiary" means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, as determined in the discretion of the Committee.

          (j) Stock. The term "Stock" shall mean shares of common stock of the Company.

                                   SECTION 8

                                 GOVERNING LAW

     This Plan shall be governed by, and construed in accordance with, the laws of the State of Texas, except to the extent that the General Corporation Law of the State of Delaware shall be applicable.

                                                                      APPENDIX C

                               SYSCO CORPORATION

                       2004 LONG-TERM INCENTIVE CASH PLAN

                                   ARTICLE I

                              PURPOSE OF THE PLAN

     The purpose of the Plan is to increase stockholder value and to advance the interests of the Company and its Subsidiaries by providing financial incentives designed to attract, retain and motivate key employees of the Company.

                                   ARTICLE II

                                  DEFINITIONS

     When used in the Plan, the following terms shall have the following meanings:

     "AWARD" shall mean the determination by the Committee that a Participant should receive a given number of Performance Units, as evidenced by a document of notification given a Participant at the time of such determination.

     "BOARD OF DIRECTORS" means the Board of Directors of the Company.

     "CHANGE OF CONTROL" means the occurrence of one or more of the following events:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "PERSON")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of Company common stock (the "OUTSTANDING COMPANY COMMON STOCK") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that, for purposes of this definition, the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (4) any acquisition by any corporation pursuant to a transaction that complies with subparagraphs (c)(i), (c)(ii) and (c)(iii);

          (b) Individuals who, as of November 7, 2003, constitute the Board of Directors (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to November 7, 2003 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

          (c) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a "BUSINESS COMBINATION"), in each case unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the Board of Directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for such Business Combination; or

          (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COMMITTEE" means the Compensation and Stock Option Committee of the Board of Directors, or such other committee as the Board of Directors may designate to have primary responsibility for the administration of the Plan.

     "COMPANY" means Sysco Corporation, a Delaware corporation.

     "COMPLETED FISCAL YEARS" is defined in Section 6.3.

     "COVERED EMPLOYEE" means a "covered employee" within the meaning of Section 162(m)(3) of the Code.

     "DISABILITY" means a physical or mental condition that meets the eligibility requirements for the receipt of disability income under the terms of the disability income plan sponsored by the Company pursuant to which the Participant is eligible for benefits.

     "EFFECTIVE DATE" is defined in Section 9.1.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FISCAL YEAR" means, as determined in the sole discretion of the Committee, a period used for purposes of measuring performance for purposes of this Plan which is based as closely as possible on the fiscal year of the Company.

     "PARTICIPANT" means an employee of the Company or any of its Subsidiaries who is designated as a Participant by the Committee.

     "PAYMENT AMOUNT" means the total amount to be paid to a Participant with respect to the Performance Units awarded to such Participant for a particular Performance Period.

     "PAYMENT DATE" means a date determined by the Committee for purposes of (i) making payment of amounts earned under this Plan and, (ii) in the event a Participant elects to defer receipt of amounts earned under this Plan pursuant to the terms of a deferred compensation plan sponsored by the Company, the date such amounts are credited under the applicable deferred compensation plan. This date shall be no later than the last day of the fourth month following completion of the respective Performance Period.

     "PERFORMANCE GOALS" means the performance goals established by the Committee for each Performance Period pursuant to the Plan against which performance will be measured.

     "PERFORMANCE PERIOD" means a period of no less than three Fiscal Years, as determined by the Committee, during which the Performance Goals shall be measured for purposes of determining the Payment Amount.

     "PERFORMANCE UNIT" means a unit of participation which shall constitute the basis from which a Participant's Payment Amount shall be determined with regard to the Performance Goals established by the Committee.

     "PLAN" means the Sysco Corporation 2004 Long-Term Incentive Cash Plan.

     "RETIREMENT" means any termination of employment with the Company or a Subsidiary as a result of retirement in good standing under established rules of the Company then in effect.

     "SUBSIDIARY" means (i) any entity in which the Company, directly or indirectly, owns more than 50% of the vote or value of the equity interests issued by such entity, and (ii) any other entity designated by the Committee as a "Subsidiary" for purposes of this Plan.

     "UNIT VALUE" means the per unit amount that is used for purposes of determining the Payment Amount to be made to Participants in respect of Performance Units awarded under the Plan.

                                  ARTICLE III

                                 PARTICIPATION

     3.1 Designation of Participants. The Committee shall determine and designate from time to time those employees of the Company and its Subsidiaries who are to be granted Performance Units (and who thereby become Participants) and the number of Performance Units to be granted to each Participant.

     3.2 Awards. Performance Units shall be granted by the Committee by a written notification to Participants evidencing the Award in such form as the Committee shall approve, which notification shall comply with and be subject to the terms and conditions of this Plan. Further Performance Units may be granted by the Committee from time to time to Participants, so long as this Plan shall continue in full force and effect.

                                   ARTICLE IV

                       DETERMINATION OF PERFORMANCE GOALS

     4.1 Performance Period Determinations.

          (a) In General. Within the first 90 days of each Performance Period, the Committee, in its sole discretion, shall (a) establish for that Performance Period (i) the beginning and ending dates, and the Fiscal Years, for the Performance Period, (ii) the Payment Date for the Performance Period, (iii) the Performance Goals for each Participant, (iv) the method for evaluating performance for the Performance Period, and (v) the method for determining Unit Value and the Payment Amount for each Participant, and (b) designate the number of Performance Units to be granted to each Participant.

          (b) Adjustments for Long Fiscal Years. If established in writing by the Committee within the first 90 days of the Performance Period, the Committee may make any adjustments it determines appropriate for purposes of measuring performance where the fiscal year of the Company and/or its Subsidiaries is greater than 52 weeks, including, without limitation, proration of results between fiscal years.

     4.2 Performance Goals. The Performance Goals established by the Committee for a Performance Period may include any one or more of several criteria, such as, but not limited to, return on capital employed, sales growth, market share, margin growth, return on equity, total shareholder return, increase in net after-tax earnings per share, increase in operating pre-tax earnings, operating profit or improvements in operating profit, improvements in certain asset or financial measures (including working capital and the ratio of sales to net working capital), reductions in certain costs (including reductions in inventories or accounts receivable or reductions in operating expenses), net earnings, pre-tax earnings or variations of income criteria in varying time periods, economic value added, or general comparisons with other peer companies or industry groups or classifications with regard to one or more of these criteria. The Performance Goals may be based on the performance of the Company generally, the performance of a particular Subsidiary, division or business unit, or the performance of a group of Subsidiaries, divisions or business units. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a Performance Period, the Committee may establish different Performance Goals for individual Participants or groups of Participants.

                                   ARTICLE V

                                    PAYMENT

     5.1 Determination of Performance. After the end of each Performance Period, the performance of the Company and its Subsidiaries will be determined by the Company and approved by the Committee for each Performance Goal. The Committee shall certify in writing to each Participant the degree of achievement of each Performance Goal based upon the actual performance results for the Performance Period.

     5.2 Determination of Payment Amount. After the end of each Performance Period, the Payment Amount for each Participant for such Performance Period shall be calculated by the Company and certified by the Committee based upon the level of performance achieved by the Company and its Subsidiaries for each Performance Goal applicable to such Participant for the Performance Period, as determined in accordance with Section 5.1.

     5.3 Payment of Payment Amount. The Payment Amount payable to Participants under this Plan shall be paid solely in cash and shall be paid on or before the Payment Date; provided, however, that subject to the requirements of the applicable deferred compensation plan and such other rules and requirements as the Committee may from time to time prescribe, the Committee may allow a Participant to defer receipt of all or a portion of the Payment Amount if permitted under the terms of the deferred compensation plan sponsored by the Company in which the Participant is eligible to participate.

     5.4 Overall Limitation Applicable to Covered Employees. Notwithstanding any other provision in this Plan to the contrary, in no event shall any Covered Employee be entitled to a payment in respect of any Performance Period in excess of one percent (1%) of the Company's earnings before income taxes as publicly disclosed in the "Consolidated Results of Operations" section of the Company's annual report to the Securities and Exchange Commission on Form 10-K for the Fiscal Year ended immediately before the Payment Date applicable to such Performance Period.

                                   ARTICLE VI

                           TERMINATION OF EMPLOYMENT

     If a Participant's employment is terminated before the end of the Performance Period, the treatment of the Performance Units awarded with respect to such Performance Period will be as follows:

     6.1 In General. If, before the end of the Performance Period, the Participant's employment terminates for any reason other than for the reasons described in Sections 6.2 through 6.4, the Participant's Performance Units shall be canceled, and the Participant shall receive no payment under this Plan in respect of such Performance Units. If a Participant's employment terminates after the end of the Performance Period but before the Payment Date, the Participant (or the Participant's designated beneficiary in the case of death) shall be paid the Payment Amount with respect to such Performance Period as determined under Article V hereof on the Payment Date.

     6.2 Retirement. Subject to compliance with the conditions outlined below, if, during the Performance Period, a Participant's employment terminates by reason of Retirement, the Payment Amount for such Performance Period shall be paid on the Payment Date for such Performance Period and the Participant's

Payment Amount with respect to such Performance Period shall be determined by taking into account the actual performance of the Company and/or its Subsidiaries for the entire Performance Period; provided, however, that the Company reserves the right to cancel such Performance Units if the Participant, prior to the end of the applicable Performance Period, (i) performs any services, whether as an employee, officer, director, agent, independent contractor, partner or otherwise, for a competitor of the Company or any of its affiliates without the consent of the Company, or (ii) takes any other action, including, but not limited to, interfering with the relationship between the Company or any of its affiliates and any of its employees, clients or agents, which is intended to damage or does damage to the business or reputation of the Company.

     6.3 Death. If a Participant dies during the Performance Period, the number of Performance Units awarded to the Participant will be reduced by multiplying the number of Performance Units initially awarded to the Participant by a fraction, the numerator of which is the number of full months in the Performance Period during which the Participant was an active employee of the Company or a Subsidiary and the denominator of which is the number of months in the Performance Period. A partial month worked shall be counted as a full month if the Participant is an active employee for 15 days or more in that month. The Payment Amount to be paid to the Participant's beneficiaries based on the resulting reduced number of Performance Units shall be determined as follows:

          (a) If the Participant's death occurs after the end of one or more Fiscal Years during the Performance Period but within six months or less of the beginning of a Fiscal Year, the Payment Amount shall be determined using the actual performance of the Company and/or its Subsidiaries for each completed Fiscal Year prior to the Participant's death (the "COMPLETED FISCAL YEARS");

          (b) If the Participant's death occurs more than six months after the start of a Fiscal Year included in the Performance Period but prior to the end of a Fiscal Year during such Performance Period, the Payment Amount shall be determined (i) using the actual performance of the Company for each Completed Fiscal Year, if any, and (ii) using the actual performance of the Company and/or its Subsidiaries for the Fiscal Year in which the Participant dies; or

          (c) If the Participant's death occurs six months or less after the start of the Performance Period, the Payment Amount for the Performance Units granted with respect to such Performance Period shall be zero.

The Payment Amount determined pursuant to this Section 6.3 shall be paid to the Participant's designated beneficiary as soon as practicable following the determination of the Payment Amount.

     6.4 Disability. If, before the end of the Performance Period, a Participant's employment is terminated as a result of Disability, the Payment Amount for such Performance Period shall be paid on the Payment Date for such Performance Period, and the Participant's Payment Amount with respect to such Performance Period shall be determined by taking into account the actual performance of the Company and/or its Subsidiaries for the entire Performance Period.

                                  ARTICLE VII

                               CHANGE OF CONTROL

     If a Change of Control has occurred during a Performance Period, the Participant's Performance Units awarded with respect to such Performance Period shall be considered vested, and the Payment Amount shall be paid to the Participant within 90 days after the date of the Change of Control. For purposes of this Article VII, the Payment Amount to be made to each Participant shall be the maximum amount that could be paid to such Participant with respect to the Participant's Performance Units for such Performance Period assuming the highest level of performance is achieved.

                                  ARTICLE VIII

                                 ADMINISTRATION

     8.1 In General. The Plan shall be administered under the supervision and direction of the Committee or its designees, as applicable. In administering the Plan, the Committee will determine the Participants and the number of Performance Units to be granted to individual Participants, establish appropriate Fiscal Years, Performance Periods and Performance Goals as bases for payments under the Plan, establish the methods and procedures for measuring performance, and determine the Payment Date and methods and procedures for payment of Awards under the Plan. Further, the Committee may, from time to time, change or waive requirements of the Plan, or outstanding Performance Units, to conform with the law, to meet special circumstances not anticipated or covered in the Plan, or to carry on successful operation of the Plan, and in connection therewith, the Committee or its designee shall have the full power and authority to:

          (a) Prescribe, amend and rescind rules and regulations relating to the Plan, or outstanding Performance Units, establish procedures deemed appropriate for the Plan's administration, and make any and all other determinations not herein specifically authorized which may be necessary or advisable for its effective administration;

          (b) Make any amendments to or modifications of the Plan which may be required or necessary to make the Plan set forth herein comply with the provisions of any laws, federal or state, or any regulations issued thereunder, and to cause the Company at its expense to take any action related to the Plan which may be required under such laws or regulations; and

          (c) Contest on behalf of Participants or the Company, at the expense of the Company, any ruling or decision on any issue related to the Plan, and conduct any such contest and any resulting litigation to a final determination, ruling or decision.

     Notwithstanding anything herein to the contrary, the Committee may, unless otherwise prohibited from doing so by the Board of Directors or such committee's charter, delegate any Plan related function it may deem necessary or appropriate to employees of the Company or its Subsidiaries or to third parties.

     Nothing herein shall be deemed to authorize, and the Committee will have no discretion, to alter or amend the Performance Goals or the specific Performance Goals of Awards under the Plan after they have been approved by the Committee or communicated to Participants, whichever shall occur later in time.

     8.2 Limitation of Liability. No member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Awards made hereunder, and the members of the Committee shall be entitled to indemnification, defense and reimbursement by the Company in respect of any claim, loss, damage, or expenses (including attorneys' fees and expenses) arising therefrom to the full extent permitted by law and as provided for in the bylaws of the Company or under any directors' and officers' liability or similar insurance coverage or any indemnification agreement that may be in effect from time to time. The Company reserves the right to select counsel to defend any litigation covered by this Section 8.2.

                                   ARTICLE IX

                         TERM; WITHDRAWAL OR AMENDMENT

     9.1 Effective Date and Term. The Plan has been adopted by the Board of Directors effective as of September 3, 2004 (the "EFFECTIVE DATE"). The term of the Plan shall continue until the fifth anniversary of the Effective Date, unless sooner terminated by the Board. No new Awards may be made after the termination of the Plan, but termination of the Plan shall not affect outstanding Awards.

     9.2 Withdrawal or Amendment. The Company's Board of Directors or the Committee may at any time withdraw or amend the Plan, except that there shall be no withdrawal or amendment which shall adversely affect Awards theretofore granted.

                                   ARTICLE X

                                 MISCELLANEOUS

     10.1 Beneficiaries. Each Participant may designate a beneficiary or beneficiaries to receive, in the event of such Participant's death, any payments remaining to be made to the Participant under the Plan. Each Participant shall have the right to revoke any such designation and to redesignate a beneficiary or beneficiaries by written notice to the Company to such effect. If any Participant dies without naming a beneficiary or if all of the beneficiaries named by a Participant predecease the Participant, then any amounts remaining to be paid under the Plan shall be paid to the Participant's estate.

     10.2 Awards Non-Transferable. Any rights of a Participant under this Plan, and in or to an Award, shall be personal in nature and may not be assigned or transferred (other than a transfer by will or the laws of descent and distribution). Any attempted assignment or transfer of the Award shall be null and void and without effect.

     10.3 Withholding for Taxes. The Company or its Subsidiaries shall have the right to deduct from all payments under the Plan any federal, state, or local taxes required by law to be withheld with respect to such payments.

     10.4 Plan Funding. The Plan shall at all times be unfunded and no provision shall at any time be made with respect to segregating any assets of the Company or its Subsidiaries for payment of any benefits under the Plan. The right of a Participant to receive payment under the Plan shall be an unsecured claim against the general assets of the Company or its Subsidiaries, and neither the Participant nor any other person shall have any rights in or against any specific assets of the Company or its Subsidiaries. The Company and its Subsidiaries may establish a reserve of assets to provide funds for payments under the Plan.

     10.5 No Contract of Employment. The existence of this Plan, as in effect at any time or from time to time, or any grant of Performance Units under the Plan shall not be deemed to constitute a contract of employment between the Company, or its Subsidiaries, and any employee or Participant, nor shall it constitute a right to remain in the employ of the Company or its Subsidiaries.

     10.6 No Right to Participate. Except as provided in Articles III and IV, no Participant or other employee shall at any time have a right to be selected for participation in the Plan, despite having previously participated in an incentive or bonus plan of the Company or its Subsidiaries.

     10.7 Facilitation of Payments. Notwithstanding anything else in this Plan to the contrary, in the event that a payment is due to an employee, or former employee (or a beneficiary thereof), under this Plan and the recipient is a minor, mentally incompetent, or otherwise incapacitated, such payment shall be made to the recipient's legal representative, or guardian. If there is no such legal representative, or guardian, the Committee, in its sole discretion, may direct that payment be made to any person the Committee, in its sole discretion, believes, by reason of a family relationship, or otherwise, will apply. Upon such payment, for the benefit of the recipient, the Company and each of its Subsidiaries shall be fully discharged of all obligations therefor.

     10.8 Addresses; Missing Recipients. A recipient of any payment under this Plan who is not a current employee of the Company, or its Subsidiaries, shall have the obligation to inform the Company of his or her current address, or other location to which payments are to be sent. Neither the Company nor its Subsidiaries shall have any liability to such recipient, or any other person, for any failure of such recipient, or person, to receive any payment if it sends such payment to the address provided by such recipient by first class mail, postage paid, or other comparable delivery method. Notwithstanding anything else in this Plan to the contrary, if a recipient of any payment cannot be located within 120 days following the date on which such payment is due after reasonable efforts by the Company or its Subsidiaries, such payments and all future payments owing to such recipient shall be forfeited without notice to such recipient. If, within two years (or such longer period as the Committee, in its sole discretion, may determine) after the date as of which payment was forfeited (or, if later, is first due), the recipient, by written notice to the Company, requests that such payment and all future payments owing to such recipient be reinstated and provides satisfactory proof of their identity, such payments shall be promptly reinstated. To the extent the due date of any reinstated payment occurred prior to such reinstatement, such payment shall be made to the recipient (without any interest from its original due date) within 90 days after such reinstatement.

     10.9 Governing Law. The laws of the State of Delaware (excluding its principles relating to conflicts of laws) shall govern the Plan.

     10.10 Successors. All obligations of the Company and its Subsidiaries under the Plan shall be binding upon and inure to the benefit of any successor to the Company or such Subsidiary, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise.

     10.11 Third Parties. Nothing expressed or implied in this Plan is intended or may be construed to give any person other than eligible Participants any rights or remedies under this Plan.

     10.12 Headings. Section and other headings contained in this Plan are for reference purposes only, and are not intended to describe, interpret, define, or limit the scope, extent or intent of the provisions of the Plan.

                                                                     SYSCO-PS-04

                      ELECTION TO OBTAIN FUTURE MATERIALS
                              OF SYSCO CORPORATION
                        ELECTRONICALLY INSTEAD OF BY MAIL

     SYSCO stockholders may elect to receive future materials through the Internet instead of by mail. SYSCO is offering this service to provide added convenience to its stockholders and to reduce printing and mailing costs.

     To take advantage of this option, stockholders must subscribe to one of the various commercial services that offer access to the Internet. Costs normally associated with electronic access, such as usage and telephone charges, will be borne by the stockholder.

     To elect this option, go to www.econsent.com/syy. You will be asked to enter the eleven-digit Account Number located in the second group of numbers appearing beneath the perforation line on the reverse side. Stockholders who elect this option will be notified each year by e-mail how to access the proxy materials and how to vote their shares on the Internet.

     If you consent to receive the Company's future materials electronically, your consent will remain in effect unless it is withdrawn. You may withdraw your consent by contacting our Transfer Agent at 1-800-730-4001 or go to www.econsent.com/syy.

   You may access the SYSCO Corporation annual report and proxy statement at:

                                  www.sysco.com




                                      PROXY

                                SYSCO CORPORATION

                  Proxy for the Annual Meeting of Stockholders
                                November 12, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Richard J. Schnieders and Thomas E. Lankford, and each of them jointly and severally, proxies, with full power of substitution, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Sysco Corporation to be held on Friday, November 12, 2004 at 10:00 a.m., at The Omni Houston Hotel, Four Riverway, Houston, Texas 77056, or any adjournment thereof.

     The undersigned acknowledges receipt of the notice of annual meeting and proxy statement, each dated September 27, 2004, grants authority to any of said proxies, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place and stead. The undersigned instructs said proxies, or any of them, to vote as set forth on the reverse side.


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

SYSCO CORPORATION
c/o EquiServe Trust Company, N.A.
P.O. Box 8694
Edison, NJ  08818-8694

                Your vote is important. Please vote immediately.

         VOTE BY INTERNET                                 VOTE BY TELEPHONE

Log on to the Internet and go to       Call toll free 1-877-PRX-VOTE (1-877-779-8683)
http://www.eproxyvote.com/syy



  If you vote over the Internet or by telephone, please do not mail your card.
           Proxies voted by Telephone or Internet must be received by
                       11:59 P.M. EST - November 11, 2004

           Please Mark
    [X]    Votes As In
           This Example


The Board of Directors recommends a vote "FOR" Proposal 1.    3.  Approval of the 2004 Stock Option Plan.
1. Election of four directors in Class III                    [   ]  FOR                [   ]  AGAINST              [   ]  ABSTAIN

   NOMINEES: (01) Colin G. Campbell, (02) John M. Cassaday,
   (03) John K. Stubblefield, Jr. and (04) Jackie M. Ward     4.  Approval of the payment of compensation to certain
      FOR [   ]        WITHHELD [   ]                         executive officers under the 2004 Long-Term Incentive Cash
      ALL              FROM ALL                               Plan pursuant to Section 162(m) of the Internal Revenue Code.
      NOMINEES         NOMINEES
                                                              [   ]  FOR                [   ]  AGAINST              [   ]  ABSTAIN

[   ] ____________________________________________________    The Board of Directors recommends a vote "AGAINST" Proposal 5.
For all nominees except as noted above.                       5.  Shareholder Proposal requesting that the Board review
The Board of Directors recommends a vote "FOR" Proposals 2,   the Company's policies for food products containing
3 and 4                                                       genetically engineered ingredients and report to
                                                              shareholders within six months.

2.  Approval of Ratification of Appointment of Ernst &        [   ]  FOR                [   ] AGAINST               [   ]  ABSTAIN
Young LLP as the Company's Independent Accountants for
Fiscal 2005.

[   ]  FOR             [   ]  AGAINST       [   ]  ABSTAIN



ALL PROXIES SIGNED AND RETURNED WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. THOSE WITH NO CHOICE INDICATED WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4 AND "AGAINST" PROPOSAL 5, AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT OF THE ANNUAL MEETING.


                                                       MARK HERE FOR ADDRESS [ ]
                                                       CHANGE AND NOTE AT LEFT

Please sign, date and return promptly. No postage required if this proxy is returned in the enclosed envelope and mailed in the United States. Please sign as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If signer is a corporation, please sign with the full corporation name by authorized officer or officers.

Signature:________________________         Date:_______________________________
Signature:________________________         Date:_______________________________